UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BEIGENE, LTD.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

(2)
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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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This document shall also serve as a circular to holders of the ordinary shares of BeiGene, Ltd. for purposes of the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (the “HK Listing Rules”)
BEIGENE, LTD.
(NASDAQ Trading Symbol: BGNE; HKEx Stock Code: 06160)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
NOTICE OF 2020 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
Notice is hereby given that the 2020 Extraordinary General Meeting of Shareholders (the “EGM”) of BeiGene, Ltd. (the “Company”) will be held on November 20, 2020, at 8:30 a.m. local time, at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands. The purpose of the meeting is to consider and vote on the following:
1.
ordinary resolution: to approve the grant of an option to acquire shares to Amgen Inc. (“Amgen”) to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 to the Share Purchase Agreement dated October 31, 2019, as amended, by and between the Company and Amgen; and

2.
to transact such other business as may properly come before the EGM or any adjournment or postponement, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the resolution listed above.

We do not expect to transact any other business at the EGM. Our Board of Directors has fixed 5:00 p.m. Hong Kong Time / 4:00 a.m. Cayman Islands Time on September 10, 2020 as the record date. Holders of record of our ordinary shares as of 5:00 p.m. Hong Kong Time on the record date are entitled to attend and vote at the meeting or any adjournment or postponement of that meeting. Holders of record of our American Depositary Shares (“ADSs”), each representing 13 of our ordinary shares, as of the record date who wish to exercise their voting rights for the underlying ordinary shares must act through Citibank, N.A., the depositary of the ADSs.
We intend to hold the EGM in person at the location specified above. However, we are actively monitoring the coronavirus (“COVID-19”) pandemic and we are sensitive to the public health and travel concerns our shareholders may have and the protocols that national and local governments may impose. In the event that it is not possible or advisable to hold the EGM in person at the location specified above, we will announce on our EGM website (www.beigene.com), the website of the U.S. Securities and Exchange Commission (www.sec.gov) and the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk) alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting at an alternative location or by means of remote communication. Please monitor our EGM website, and the websites of the U.S. Securities and Exchange Commission and Hong Kong Exchanges and Clearing Limited for updated information. If you are planning to attend the EGM, please check the websites one week prior to the meeting date. As always, we encourage you to vote your shares by proxy or voting instruction prior to the EGM.
The accompanying Proxy Statement more fully describes the details of the business to be conducted at the EGM. After careful consideration, the Board of Directors has approved the proposals and recommends that you vote FOR each proposal described in this Proxy Statement.
Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this Proxy Statement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this Proxy Statement.
This Proxy Statement, for which the directors collectively and individually accept full responsibility, includes particulars given in compliance with the HK Listing Rules for the purpose of giving information with regard to the Company. The directors, having made all reasonable inquiries, confirm that to the best of their knowledge and belief, the information contained in this Proxy Statement is accurate and complete in all material respects and not misleading or deceptive, and there are no other matters the omission of which would make any statement herein or this Proxy Statement misleading.
This Proxy Statement is for information purposes only and does not constitute an invitation or offer to acquire, purchase or subscribe for the securities of BeiGene, Ltd.
As at the date of this Proxy Statement, the Board of Directors of the Company comprises Mr. John V. Oyler as Chairman and executive director, Dr. Xiaodong Wang and Mr. Anthony C. Hooper as non-executive directors, and Mr. Timothy Chen, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Dr. Corazon (Corsee) D. Sanders, Mr. Jing-Shyh (Sam) Su and Mr. Qingqing Yi as independent non-executive directors.
Your vote is important. As promptly as possible, you are urged to complete, sign, date and return the accompanying form of proxy to Mourant Governance Services (Cayman) Limited (for holders of our ordinary shares registered on our Cayman Islands register) and to Computershare Hong Kong Investor Services Limited (for holders of our ordinary shares registered on our Hong Kong register) no later than 4:00 a.m. Cayman Islands Time / 5:00 p.m., Hong Kong Time, on November 17, 2020 or your voting instructions to Citibank, N.A. (for holders of our ADSs) no later than 10:00 a.m., New York Time, on November 12, 2020 if you wish to exercise your voting rights.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 20, 2020
The accompanying Proxy Statement will also be available to the public at www.beigene.com under “Investors — NASDAQ investors” and “— HKEX investors”, on the website of the U.S. Securities and Exchange Commission (www.sec.gov) and on the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk). The form of proxy for use at the EGM is also enclosed. Such form of proxy is also published on the websites of the Company (www.beigene.com), the U.S. Securities and Exchange Commission (www.sec.gov), and Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk).
By Order of the Board of Directors,
Scott A. Samuels
Senior Vice President, General Counsel
October 9, 2020
Notice to holders of the ordinary shares of BeiGene, Ltd:
If you are in any doubt as to any aspect of this Proxy Statement or as to the action to be taken, you should consult your stockbroker or other registered dealer in securities, bank manager, solicitor, professional accountant or other professional adviser.

BEIGENE, LTD.
PROXY STATEMENT FOR
2020 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

i

BEIGENE, LTD.
PROXY STATEMENT
FOR THE 2020 EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
GENERAL INFORMATION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of BeiGene, Ltd. (the “Company”) for use at its 2020 Extraordinary General Meeting of Shareholders (the “EGM”) to be held on November 20, 2020 at 8:30 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, for the purpose of considering and, if thought fit, passing the resolutions specified in the Notice of EGM. This Proxy Statement is being mailed to shareholders on or about October 14, 2020.
We intend to hold the EGM in person at the location specified above. However, we are actively monitoring the coronavirus (“COVID-19”) pandemic and we are sensitive to the public health and travel concerns our shareholders may have and the protocols that national and local governments may impose. In the event that it is not possible or advisable to hold the EGM in person at the location specified above, we will announce on our EGM website (www.beigene.com), the website of the U.S. Securities and Exchange Commission (www.sec.gov) and the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk) alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting at an alternative location or by means of remote communication. Please monitor our EGM website, and the websites of the U.S. Securities and Exchange Commission and Hong Kong Exchanges and Clearing Limited for updated information. If you are planning to attend the EGM, please check the websites one week prior to the meeting date. As always, we encourage you to vote your shares by proxy or voting instruction prior to the EGM.
For a proxy to be effective, it must be properly executed and dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) at the offices of our registrar in the Cayman Islands, Mourant Governance Services (Cayman) Limited (the “Cayman Registrar”) (for holders of our ordinary shares registered on our Cayman Islands register of members (the “Cayman Register”)) or at the offices of our registrar in Hong Kong, Computershare Hong Kong Investor Services Limited (the “HK Registrar”) (for holders of our ordinary shares registered on our Hong Kong register of members (the “HK Register”)) so as to be received no later than 4:00 a.m. Cayman Islands Time / 5:00 p.m., Hong Kong Time, on November 17, 2020. Each proxy properly tendered will, unless otherwise directed by the shareholder, be voted:
1.
FOR the grant of an option to acquire shares to Amgen Inc. (“Amgen”) to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital on an ongoing basis, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 (the “Restated Second Amendment”) to the Share Purchase Agreement dated October 31, 2019 (the “Share Purchase Agreement”), as amended, by and between the Company and Amgen; and

2.
At the discretion of the proxy holder(s) with regard to all other matters that may properly come before the EGM.

We will pay all of the costs of soliciting proxies. Our directors, officers and employees may also solicit proxies; however, we will not pay them additional compensation for any of these services. Proxies may be solicited by telephone, email, facsimile, personal solicitation or otherwise.
In this Proxy Statement, the terms “we,” “us,” and “our” refer to BeiGene, Ltd., and, unless the context otherwise requires, refer to its subsidiaries as well. The mailing address of our principal executive offices is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.

Please note that while our proxy materials are available on our website, no other information contained on the website is incorporated by reference into or considered to be part of this document.
Shareholders Entitled to Vote; Record Date
Only holders of record of our ordinary shares, par value US$0.0001 per share, at 5:00 p.m. Hong Kong Time / 4:00 a.m. Cayman Islands Time on September 10, 2020 (the “record date”) are entitled to notice of, and to attend and to vote at, the EGM. As of 5:00 p.m. Hong Kong Time on the record date, we had outstanding 1,176,416,659 ordinary shares, all of which are entitled to vote with respect to all matters to be acted upon at the EGM except as otherwise provided in this Proxy Statement. On the record date, approximately 960,915,124 of the 1,176,416,659 outstanding ordinary shares were held in the name of Citibank, N.A. (the “Depositary”) as depositary for the American Depositary Shares (the “ADSs”), which issues Company-sponsored American Depositary Receipts, evidencing ADSs that in turn each represent 13 of our ordinary shares. Each shareholder of record is entitled to one vote for each ordinary share held by such shareholder.
Quorum
We are an exempted company incorporated in the Cayman Islands with limited liability, and our affairs are governed by our amended and restated memorandum and articles of association, which we refer to as our “articles”; the Companies Law (as amended) of the Cayman Islands, which we refer to as the “Cayman Companies Law”; and the common law of the Cayman Islands.
The quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll. The quorum required for a general meeting at which a special resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least two-thirds of all votes capable of being exercised on a poll.
Voting
An ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting, while a special resolution requires the affirmative vote of at least two-thirds of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting (except for certain types of winding up of the Company, in which case the required majority to pass a special resolution is 100%). Both ordinary resolutions and special resolutions may also be passed by a unanimous written resolution signed by all the shareholders of our Company, as permitted by the Cayman Companies Law and our articles. A special resolution is required for important matters such as a change of name and amendments to our articles. Our shareholders may effect certain changes by ordinary resolution, including increasing the amount of our authorized share capital, consolidating and dividing all or any of our share capital into shares of larger amounts than our existing shares and cancelling any authorized but unissued shares.
Proposal 1 of this Proxy Statement is an ordinary resolution. The quorum required for the EGM consists of shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll. Approval of Proposal 1 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the EGM excluding Amgen, which is required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 1 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
Persons who hold our ordinary shares directly on the Cayman Register on the record date (“Cayman record holders”) must either (1) return an executed form of proxy (a) by mail or by hand to the offices of the Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (b) by email at BeiGene@mourant.com; or (2) attend the EGM in person to vote on the proposals.

Persons who hold our ordinary shares directly on the HK Register on the record date (“HK record holders,” and together with the Cayman record holders, “record holders”) must either (1) return an executed form of proxy by mail or by hand to the offices of the HK Registrar: Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong; or (2) attend the EGM in person to vote on the proposals.
However, in the event it is not possible or advisable for shareholders to travel to the Cayman Islands to attend the meeting in person due to the COVID-19 pandemic, shareholders must vote their shares prior to the EGM by returning an executed form of proxy as described above.
Persons who own our ordinary shares indirectly on the record date through a brokerage firm, bank or other financial institution, including persons who own our ordinary shares in the form of ADSs through the Depositary (“beneficial owners”), must return a voting instruction form to have their shares or the shares underlying their ADSs, as the case may be, voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial owners may either vote these shares on behalf of the beneficial owners if permitted by applicable rules or return a proxy leaving these shares un-voted (a “broker non-vote”).
ADS holders are not entitled to vote directly at the EGM, but the Deposit Agreement, dated as of February 5, 2016, as amended (the “Deposit Agreement”), by and among the Depositary, the Company and the holders of ADSs permits registered holders of ADSs as of the record date to instruct the Depositary how to exercise their voting rights pertaining to the ordinary shares so represented. The Depositary has agreed that it will endeavor, insofar as practicable and permitted under applicable law and the provisions of the Deposit Agreement, to vote (in person or by delivery to the Company of a proxy) the ordinary shares registered in the name of the Depositary in accordance with the voting instructions received from the ADS holders. If the Depository does not receive instructions from a holder, such holder shall be deemed, and the Depository shall (unless otherwise specified in the notice distributed to holders of ADSs) deem such holder, to have instructed the Depository to give a discretionary proxy to a person designated by us to vote the ordinary shares represented by such holders’ ADSs, provided that no such discretionary proxy may be given by the Depositary with respect to any matter to be voted upon that we inform the Depositary that (a) we do not wish such proxy to be given, (b) substantial opposition exists, or (c) the rights of holders of ordinary shares may be materially adversely affected. In the event that the instruction card is executed but does not specify the manner in which the ordinary shares represented are to be voted (i.e., by marking a vote “FOR,” “AGAINST” or any other option), the Depositary will vote in respect of each proposal as recommended by the Board of Directors as described in the Notice of the EGM. Instructions from the ADS holders must be sent to the Depositary so that the instructions are received by no later than 10:00 a.m. New York Time on November 12, 2020.
Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal.
We have retained the Cayman Registrar to hold and maintain our Cayman Register and the HK Registrar to hold and maintain our HK Register. The Cayman Registrar and the HK Registrar will be engaged by us to take delivery of completed forms of proxy posted to them in accordance with the details above.
We encourage you to vote by proxy by mailing or emailing or sending by hand an executed form of proxy in accordance with the instructions and deadlines above. Voting in advance of the meeting will ensure that your shares will be voted and reduce the likelihood that we will be forced to incur additional expenses soliciting proxies for the EGM. Any record holder of our ordinary shares may attend the EGM in person and may revoke the enclosed form of proxy at any time by:
•
executing and delivering to the Cayman Registrar or the HK Registrar, as applicable, a later-dated proxy by mail or email or by hand pursuant to the instructions above until 4:00 a.m. Cayman Islands Time / 5:00 p.m. Hong Kong Time on November 17, 2020; or

•
voting in person at the EGM.

However, in the event that it is not possible or advisable for shareholders to travel to the Cayman Islands to attend the meeting in person due to the COVID-19 pandemic, any record holder of our ordinary shares may revoke the enclosed form of proxy at any time by executing and delivering to the Cayman Registrar or the HK Registrar, as applicable, a later-dated proxy by mail or email or by hand pursuant to the instructions above until 4:00 a.m. Cayman Islands Time / 5:00 p.m. Hong Kong Time on November 17, 2020.
Beneficial owners of our ordinary shares and ADSs representing our ordinary shares who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution or the Depositary, as applicable, for information on how to do so. Beneficial owners who wish to attend the EGM and vote in person should contact their brokerage firm, bank or other financial institution holding our ordinary shares on their behalf in order to obtain a “legal proxy” which will allow them to both attend the meeting and vote in person. Without a legal proxy, beneficial owners cannot attend or vote at the EGM because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. Record holders of ADSs who wish to attend the EGM and vote in person should contact the Depositary (and beneficial owners wishing to do the same should contact their brokerage firm, bank or other financial institution holding their ADSs) to cause their ADSs to be cancelled and the underlying shares to be withdrawn in accordance with the terms and conditions of the Deposit Agreement so as to be recognized by us as a record holder of our ordinary shares.
The Company strongly recommends that you monitor the development of the COVID-19 pandemic and assess, based on social distancing practices, the necessity for attending the EGM in person. Accordingly, the Board of Directors respectfully requests that the shareholders appoint the Chairman of the EGM as their proxy rather than a third party to attend and vote on their behalf at the EGM (or any adjournment or postponement thereof).
No Appraisal Rights
Our shareholders have no rights under the Cayman Companies Law or under our articles to exercise dissenters’ or appraisal rights with respect to the proposals being voted on.
Expenses of Solicitation
We are making this solicitation and will pay the entire cost of preparing and distributing the proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for any Internet access charges that you may incur. Our officers, directors and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, emails or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.
Procedure for Submitting Shareholder Proposals
The Cayman Companies Law provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our articles allow our shareholders holding in aggregate not less than one-tenth of the voting rights of issued shares and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders, in which case the Board of Directors is obliged to convene an extraordinary general meeting and to submit the resolutions put forward to a vote at such meeting. Additionally, under our articles, at a properly requisitioned extraordinary general meeting, our shareholders will have right to propose resolutions with respect to the election, appointment or removal of directors. Our articles provide no other right to put any proposals before annual general meetings or extraordinary general meetings. As a Cayman Islands exempted company, we are not obligated by law to call shareholders’ annual general meetings. However, our corporate governance guidelines require us to call such meetings every year to the extent required by the listing rules of any stock exchange on which our ordinary shares or ADSs are traded.
Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting of shareholders by submitting their proposals in writing to us in a timely manner. In order to be considered for inclusion in the proxy statement for the 2021 annual general meeting of shareholders, shareholder proposals must be received at our principal executive offices no later than December 29, 2020, and must otherwise comply with the requirements of Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any shareholder proposal for the annual general meeting of shareholders in 2021, which is submitted outside the processes of Rule 14a-8, shall be considered untimely unless received by the Company in writing no later than March 14, 2021. If the date of the annual general meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the U.S. Securities and Exchange Commission (“SEC”) and announced in Hong Kong via the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk). A copy of all notices of proposals by shareholders should be sent to us at BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
Director Nominations by Shareholders
Any shareholder wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should provide the following information within the timeframe set forth by our articles and SEC rules to BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attention: Secretary: (a) the name and address of record of the shareholder; (b) a representation that the shareholder is a record holder of our securities or, if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act; (c) the candidate’s name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the past five years; (d) a description of the qualifications and background of the candidate that addresses the criteria for board membership approved by our Board of Directors; (e) a description of all arrangements or understandings between the shareholder and the candidate; (f) the consent of the candidate (i) to be named in the proxy statement for our next general meeting and (ii) to serve as a director if elected at that meeting; and (g) and any other information regarding the candidate that is required to be included in a proxy statement filed pursuant to SEC rules and the Rules Governing the Listing of Securities (the “HK Listing Rules”) on The Stock Exchange of Hong Kong Limited (the “HKEx”). The Nominating and Corporate Governance Committee may seek further information from or about the shareholder making the recommendation, the candidate, or any such other beneficial owner, including information about all business and other relationships between the candidate and the shareholder and between the candidate and any such other beneficial owner.
Results of EGM
Results of the EGM will be posted on the website of the Company (www.beigene.com) and on the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk) upon the conclusion of the EGM and on the website of the SEC (www.sec.gov) in a Current Report on Form 8-K filed by us within four business days of the conclusion of the EGM.

LETTER FROM THE BOARD OF DIRECTORS
October 9, 2020
To the Shareholders
Dear Sir/Madam,
ISSUE OF ADDITIONAL SHARES UNDER SPECIFIC MANDATE AND CONNECTED TRANSACTIONS IN RELATION TO THE RESTATED SECOND AMENDMENT
INTRODUCTION
Reference is made to the announcement of BeiGene, Ltd. (the “Company”) dated March 18, 2020 published by the Company via the HKEx whereby the Company announced that the Company entered into a further amendment dated March 17, 2020 (the “Second Amendment”) to amend the Share Purchase Agreement dated October 31, 2019, as amended by Amendment No. 1 dated December 6, 2019 (collectively, the “Share Purchase Agreement”) by and between the Company and Amgen Inc. (“Amgen”). Reference is also made to the announcement of the Company dated September 25, 2020 published by the Company via the HKEx whereby the Company announced that the Company entered into a restated second amendment (the “Restated Second Amendment”) to restate in its entirety the Second Amendment to the Share Purchase Agreement. Pursuant to the Share Purchase Agreement, on January 2, 2020, the Company allotted and issued to Amgen 15,895,001 ADSs, representing 206,635,013 ordinary shares of the Company, for aggregate gross proceeds of approximately US$2.78 billion at a subscription price of US$13.45 per Share (equivalent to US$174.85 per ADS). Pursuant to the Restated Second Amendment, Amgen will have an option (the “Direct Purchase Option”) to subscribe for additional shares of the Company (the “Additional Shares”) in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital. The Additional Shares will be issued under a specific mandate to be sought from the independent shareholders at the EGM to authorize the Board of Directors to allot and issue the Additional Shares pursuant to the Restated Second Amendment. The Direct Purchase Option (a) will be exercisable by Amgen solely as a result of dilution arising from issuance of new shares by the Company under its equity incentive plans from time to time (including for the avoidance of doubt securities that may be issued pursuant to the Company’s option agreements with Mr. John V. Oyler and Dr. Xiaodong Wang), and (b) is subject to annual approval by the Company’s independent shareholders each year during the term of the Restated Second Amendment.
The purpose of this Proxy Statement is to provide you with (i) information on the Restated Second Amendment; (ii) a letter from the Independent Board Committee; (iii) a letter from the Independent Financial Adviser; (iv) other information as required under the HK Listing Rules; and (v) the notice of the EGM.
RESTATED SECOND AMENDMENT
In order to account for periodic dilution from the issuance of its shares under the Company’s equity incentive plans, on March 17, 2020, the Company entered into the Second Amendment, which was restated on September 24, 2020. Pursuant to the Restated Second Amendment, Amgen will have a Direct Purchase Option to subscribe for Additional Shares in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital (the “Maintainence Threshold”). The Direct Purchase Option is exercisable on a monthly basis but only if Amgen’s interest in the outstanding share capital of the Company at the monthly reference date is less than 20.4% as a result of the issuance of new shares pursuant to the Company’s equity incentive plans. The monthly reference date is the day on which the Company's ADSs are trading on NASDAQ immediately preceding the first day of each calendar month during the term of the Direct Purchase Option. There are no other circumstances in which the Direct Purchase Option will be exercisable. The purpose of the increase in the Maintainence Threshold from 20.5% to 20.6% is to create an additional buffer for Amgen to maintain equity method accounting. The aggregate number of Additional Shares that may be purchased pursuant to the Direct Purchase Option shall not exceed 75,000,000 ordinary shares (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the shares of the Company) during the term of the Direct Purchase Option, as further described below.
The purchase price for the Additional Shares will be the volume-weighted average price of the Company’s ADSs on NASDAQ for the 90 days preceding the last trading day of the prior month. The formula for determining the purchase price was determined after arm’s length negotiations between the Company and Amgen with reference to, among other things, the prevailing market price of the Company’s ADSs, the trading performance of the Company’s ADSs and current market conditions. The consideration payable by Amgen for its initial purchase of shares under the Share Purchase Agreement will not be adjusted to take into account the grant of the Direct Purchase Option.
The exercise period of the Direct Purchase Option will commence on the first day of the month following shareholders’ approval of the Restated Second Amendment and a specific mandate under which the Additional Shares will be allotted and issued (the “Specific Mandate”) and will terminate on the earliest of: (a) the date on which Amgen owns less than 20% of the outstanding share capital of the Company as a result of Amgen’s sale of shares; (b) at least 60-day advance written notice from either Amgen or the Company that such party wishes to terminate the Direct Purchase Option; or (c) the third anniversary of the date on which the exercise period of the Direct Purchase Option commences. The Direct Purchase Option has no vesting period.
The Company has applied for, and the HKEx has granted, a waiver (the “Waiver”) from Rules 13.36(1)(a) and 14A.36 of the HK Listing Rules in respect of the Direct Purchase Option based on the Company’s funding need and subject to the following conditions:
(a)
the Direct Purchase Option will be exercisable by Amgen solely as a result of dilution arising from issuance of new shares by the Company under its equity incentive plans from time to time;

(b)
the Company will seek approval for the Direct Purchase Option from independent shareholders at an extraordinary general meeting and further approvals from independent shareholders at each subsequent annual general meeting during the remaining term of the Restated Second Amendment for issuance of new shares thereunder;

(c)
the Company will disclose in the relevant annual general meeting circulars (i) the number of times of Amgen exercised the Direct Purchase Option during the preceding year; (ii) the number of shares acquired by Amgen as a result of such exercises; and (iii) the weighted average price of the shares acquired by Amgen under the Direct Purchase Option during the preceding year; and

(d)
the Company will disclose details of the Waiver in an announcement and the circular for the extraordinary general meeting convened to consider and, if thought fit, approve the Direct Purchase Option.

For illustration purposes only, assuming the Direct Purchase Option were exercised in full on September 24, 2020, being the date of the Restated Second Amendment, at an assumed purchase price of US$16.46 per ordinary share or US$213.93 per ADS (being the volume-weighted average price of the Company ADS on NASDAQ for the 90 days preceding August 31, 2020):
(a)
the maximum amount of the Additional Shares would theoretically represent 5.96% of the issued outstanding capital of the Company as enlarged by the allotment and issue of the maximum amount of the Additional Shares;

(b)
the gross proceeds from the allotment and issue of the Additional Shares equal to 0.1% of the issued outstanding capital of the Company would theoretically be approximately US$19,466,300 (approximately HK$150,863,825), and the gross proceeds from the allotment and issue of the maximum amount of the Additional Shares would theoretically be approximately US$1,234,211,500 (approximately HK$9,565,139,125), which would be expected to be used to fund the Company’s business operations, including commercialization of approved products, research and development of product candidates and other general corporate purposes;

(c)
the purchase price would theoretically represent approximately 20.6% discount to the closing price of the shares as quoted on the HKEx on the date of the Restated Second Amendment and a premium of approximately 668% to the Company’s net assets attributable to the shareholders on a per share basis as disclosed in the unaudited consolidated financial results of the Company for the six months ended June 30, 2020; and
(d)
the aggregate nominal value of the maximum amount of the Additional Shares would be US$7,500 (approximately HK$58,268).

The Additional Shares will, when allotted and issued for each exercise of the Direct Purchase Option, rank pari passu amongst themselves in all respects, and with all other shares in issue at the time of allotment and issue of the Additional Shares.
The Board of Directors are of the view that the Restated Second Amendment, including the purchase price for each purchase of the Additional Shares, is fair and reasonable and in the interests of the Company and the shareholders of the Company as a whole.
Except as disclosed above and other amendments incidental to the grant of the Direct Purchase Option, the Restated Second Amendment contains no other amendments to the Share Purchase Agreement, nor any terms relating to (a) the transfer of the Direct Purchase Option, (b) Amgen’s rights on the Company’s liquidation, (c) any variation in the exercise price to account for alterations to the Company’s share capital, or (d) Amgen’s rights to participate in any distributions and/or offers of further securities made by the Company.
EQUITY FUNDRAISING ACTIVITIES IN THE PAST TWELVE MONTHS
On January 2, 2020, the Company allotted and issued to Amgen 15,895,001 ADSs, representing 206,635,013 ordinary shares of the Company, for aggregate gross proceeds of approximately US$2.78 billion at a subscription price of US$13.45 per Share (equivalent to US$174.85 per ADS), in accordance with the Share Purchase Agreement as amended by the Amendment No. 1 dated December 6, 2019, and pursuant to the specific mandate obtained from the Shareholders at the extraordinary general meeting held on December 27, 2019.
On July 15, 2020, the Company allotted and issued 145,838,979 ordinary shares of the Company to eight purchasers for an aggregate cash consideration of approximately US$2.08 billion at a purchase price of US$14.2308 per ordinary share (equivalent to US$185 per ADS), in accordance with a share purchase agreement dated July 12, 2020 pursuant to the general mandate granted to the directors pursuant to an ordinary resolution of the shareholders passed at the 2020 annual general meeting of shareholders to allot, issue and deal with up to 202,995,338 ordinary shares.
Except as disclosed above, the Company has not completed any equity fundraising activities in the twelve-month period immediately before the date of this Proxy Statement.
INFORMATION ABOUT AMGEN
Amgen is a company incorporated in the State of Delaware with limited liability and is listed on the NASDAQ (Trading Symbol: AMGN). Amgen is committed to unlocking the potential of biology for patients suffering from serious illnesses by discovering, developing, manufacturing and delivering innovative human therapeutics. This approach begins by using tools like advanced human genetics to unravel the complexities of disease and understand the fundamentals of human biology. Amgen focuses on areas of high unmet medical need and leverages its expertise to strive for solutions that improve health outcomes and dramatically improve people’s lives. A biotechnology pioneer since 1980, Amgen has grown to be one of the world’s leading independent biotechnology companies, has reached millions of patients around the world and is developing a pipeline of medicines with breakaway potential.
INFORMATION ABOUT THE COMPANY
The Company is a global, commercial-stage biotechnology company focused on discovering, developing, manufacturing, and commercializing innovative medicines to improve treatment outcomes and access for patients worldwide. The Company’s 4,200+ employees in China, the United States, Australia, Europe, and elsewhere are committed to expediting the development of a diverse pipeline of novel therapeutics. The

Company currently markets two internally-discovered oncology products: BTK inhibitor BRUKINSA® (zanubrutinib) in the United States and China and anti-PD-1 antibody tislelizumab in China. The Company also markets or plans to market in China additional oncology products licensed from Amgen Inc., Celgene Logistics Sàrl, a Bristol Myers Squibb (BMS) company, and EUSA Pharma.
LISTING RULE IMPLICATIONS
Upon each exercise of the Direct Purchase Option, the relevant amount of the Additional Shares will be allotted and issued under the Specific Mandate to be approved by the shareholders at the EGM.
An application will be made by the Company to the HKEx for the listing of, and permission to deal in, the Additional Shares on the HKEx.
Amgen is a substantial shareholder (as defined under the HK Listing Rules) of the Company, holding, as of the date of the Restated Second Amendment, approximately 20.4% of the outstanding share capital of the Company. The Restated Second Amendment therefore constitutes a connected transaction under Chapter 14A of the HK Listing Rules and is subject to the reporting, announcement and independent shareholders’ approval requirements under Chapter 14A of the HK Listing Rules.
INDEPENDENT BOARD COMMITTEE AND INDEPENDENT FINANCIAL ADVISER
An independent board committee comprising our independent non-executive directors was established to advise the independent shareholders on the Restated Second Amendment and the transaction contemplated thereunder. The Company also appointed Anglo Chinese Corporate Finance, Limited as the independent financial adviser to advise the independent board committee and the independent shareholders on this matter.
EGM
A notice convening the EGM to be held on November 20, 2020 at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands is set out in this Proxy Statement. An ordinary resolution will be proposed at the EGM for the independent shareholders to approve the Restated Second Amendment and the Specific Mandate.
To the best of the knowledge, information and belief of the Board of Directors having made all reasonable enquiries, as at the date of this Proxy Statement, other than Amgen, no shareholder has a material interest in the Restated Second Amendment and the Specific Mandate and will be required to abstain from voting on the resolution to approve the Restated Second Amendment and the Specific Mandate.
A form of proxy for use at the EGM is enclosed with this Proxy Statement. Whether or not you intend to attend and vote at the EGM in person, you are requested to complete and return the accompanying form of proxy in accordance with the instructions printed thereon. Persons who hold our ordinary shares directly on our Cayman Islands register of members on the record date must return a form of proxy (i) by mail or by hand to the offices of our Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (ii) by email at BeiGene@mourant.com. Persons who hold our ordinary shares directly on our Hong Kong register of members on the record date must return a form of proxy by mail or by hand to the offices of our HK Registrar: Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong as soon as possible, but in any event no later than 4 a.m. Cayman Islands Time / 5:00 p.m., Hong Kong Time on November 17, 2020. Completion and return of the form of proxy will not preclude you from attending and voting in person at the EGM or any adjourned meeting.
In accordance with Rule 13.39(4) of the HK Listing Rules, all votes of the independent shareholders at the EGM shall be taken by poll.
In order to qualify for the right to attend and vote at the EGM, all relevant share certificates and properly completed transfer forms must be lodged for registration with the Company’s Hong Kong Branch Share Registrar, Computershare Hong Kong Investor Services Limited, Shops 1712-1716, 17th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong before 4:30 p.m. Hong Kong Time on September 10, 2020.

RECOMMENDATION
The Board of Directors is of the view that the terms of the Restated Second Amendment have been negotiated on an arm’s length basis, on normal commercial terms, are fair and reasonable, and in the interests of the Company and the shareholders as a whole. Accordingly, the Board of Directors recommends the independent shareholders to vote in favor of the resolutions to be proposed at the EGM. Before deciding how to vote on the resolutions at the EGM, you are advised to read the Letter from the Independent Board Committee on page 11 of this Proxy Statement and the letter from the Independent Financial Adviser from pages 12 to 25 of this Proxy Statement which contains their advice to the Independent Board Committee and independent shareholders in relation to the Second Amendment and the Specific Mandate.
Except for Mr. Anthony C. Hooper, who was designated by Amgen to serve on the Board of Directors, none of the directors has any material interest in the Restated Second Amendment and the Specific Mandate and the transactions contemplated thereunder nor is any of them required to abstain from voting on the relevant board resolutions.
By order of the Board of Directors
BeiGene, Ltd.
Mr. John V. Oyler
Chairman

LETTER FROM THE INDEPENDENT BOARD COMMITTEE
October 9, 2020
To the Independent Shareholders of BeiGene, Ltd.
Dear Sir/Madam,
CONNECTED TRANSACTIONS IN RELATION TO THE RESTATED SECOND AMENDMENT
We refer to the Proxy Statement of the Company to the shareholders dated October 9, 2020, of which this letter forms part. Unless the context requires otherwise, capitalized terms used in this letter will have the same meanings as those defined in this Proxy Statement.
We, the Independent Board Committee, have been appointed to advise you on the terms of the Restated Second Amendment. Anglo Chinese Corporate Finance, Limited has been appointed as the Independent Financial Adviser to advise you and us in this regard. Details of its advice are set out from pages 12 to 25 of the Proxy Statement.
Having considered the advice given by the Independent Financial Adviser, in particular the principal factors, reasons and recommendation as set out in its letter, we consider that (i) the transactions contemplated under the Restated Second Amendment form an integral part of the subscription under the Share Purchase Agreement and the collaboration under the Collaboration Agreement dated October 31, 2019 and, although are not in the ordinary and usual course of business of the Company, are in the interests of the Company and the shareholders as a whole; and (ii) the Restated Second Amendment are on normal commercial terms and are fair and reasonable so far as the Company and its shareholders are concerned. Accordingly, we recommend that you vote in favor of the ordinary resolution to be proposed at the EGM to approve the Restated Second Amendment and the transactions contemplated thereunder.
Yours faithfully,
For and on behalf of the
Independent Board Committee
BeiGene, Ltd.
Mr. Timothy Chen	Mr. Donald W. Glazer	Mr. Michael Goller
Mr. Ranjeev Krishana	Mr. Thomas Malley	Mr. Qingqing Yi
Mr. Jing-Shyh (Sam) Su Independent non-executive Directors

LETTER FROM THE INDEPENDENT FINANCIAL ADVISER
October 9, 2020
To: Independent Board Committee and the Independent Shareholders
Dear Sir or Madam,
ISSUE OF ADDITIONAL SHARES UNDER SPECIFIC MANDATE AND CONNECTED TRANSACTIONS IN RELATION TO THE RESTATED SECOND AMENDMENT
INTRODUCTION
We refer to our appointment as the Independent Financial Adviser to advise the Company’s independent board committee (the “Independent Board Committee”) and the independent shareholders (the “Independent Shareholders”) on the fairness and reasonableness of the terms of the Second Amendment (which was restated on September 24, 2020, the ‘‘Restated Second Amendment’’) and the transactions contemplated thereunder, as well as whether the Restated Second Amendment is on normal commercial terms and in the ordinary course of business of the Company, and to make a recommendation to the Independent Shareholders in respect thereof. Details of the Restated Second Amendment are set out in the Letter from the Board contained in the Proxy Statement, of which this letter forms part. Capitalized terms used in this letter shall have the same meanings as defined in the Proxy Statement unless the context requires otherwise.
Amgen is a substantial shareholder holding approximately 20.5% of the issued share capital of the Company following its entering into the Share Purchase Agreement with the Company on October 31, 2019, as amended on December 6, 2019 (the “Subscription”). On October 31, 2019, the Company and its wholly-owned subsidiary BeiGene Switzerland GmbH also entered into a collaboration agreement with Amgen to collaborate on the commercialization of the certain products in the PRC and the clinical development of certain pipeline products (the “Collaboration Agreement”). The Subscription was completed on January 2, 2020 following the satisfaction of all the conditions precedent set out in the Share Purchase Agreement, including independent shareholder approval. Please refer to the announcements of the Company dated November 1, 2019, December 9, 2019 and January 3, 2020 and the circular of the Company dated November 29, 2019 for further details of the Share Purchase Agreement and the Collaboration Agreement.
On March 17, 2020, the Company entered into the Second Amendment, pursuant to which Amgen will have a Direct Purchase Option to subscribe for Additional Shares in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital. Further, on September 24, 2020, the Company entered into a restated second amendment to reinstate in its entirety the Second Amendment to the Share Purchase Agreement. As Amgen, being a substantial shareholder of the Company, is a connected person of the Company, the transactions contemplated under the Restated Second Amendment constitute a connected transaction of the Company under Chapter 14A of the HK Listing Rules.
The Independent Board Committee, comprising the independent non-executive directors of the Company, namely Mr. Timothy Chen, Mr. Donald W. Glazer, Mr. Michael Goller, Mr. Ranjeev Krishana, Mr. Thomas Malley, Mr. Jing-Shyh (Sam) Su and Mr. Qingqing Yi, has been formed to advise the Independent Shareholders in relation to the Restated Second Amendment and the transactions contemplated thereunder.
BASIS OF OUR OPINION
In formulating our opinion and recommendation, we have relied on the information and documents supplied, and the opinions expressed, by the executive director and management of the Company and have assumed that the information provided and opinions expressed to us are true, accurate and complete in all material aspects at the time provided or made and up to the date of the EGM.
40th Floor, Two Exchange Square, 8 Connaught Place, Central, Hong Kong.
Telephone +852 2845 4400 Facsimile: +852 2845 1162 e-mail: accf@anglochinesegroup.com

We have sought and obtained confirmation from the Company that no material facts have been omitted from the information supplied and opinions expressed to us. We have no reason to believe any material information has been withheld. We consider that we have reviewed sufficient information to reach the conclusion set out in this letter. We have not, however, carried out any independent verification of the information provided to us by the directors, nor have we conducted any form of in-depth investigation into the business and affairs or prospects of the Company.
Apart from normal professional fees for our services to the Company in connection with our appointment described above, no arrangement exists whereby we will receive any fees or benefits from the Company, its subsidiaries, directors, chief executive, substantial shareholders or any associates of any of them. During the two-year period immediately preceding October 5, 2020 (the ‘‘Latest Practicable Date’’), we were appointed as an independent financial adviser to the Company to advise on the Collaboration Agreement and the transactions contemplated thereunder, details of which were set out in the proxy statement of the Company dated November 29, 2019. Given our independent role and normal professional fees received from the Company under the past engagement, we do not consider that our independence to act in present appointment is affected by that prior engagement.
PRINCIPAL FACTORS AND REASONS CONSIDERED
In formulating our opinion and recommendation in relation to the Restated Second Amendment, we have taken into account the following principal factors and reasons:
Background information of the Company
The Company is a global, commercial-stage biotechnology company focused on discovering, developing, manufacturing, and commercializing innovative medicines to improve treatment outcomes and access for patients worldwide. The Company’s 4,200+ employees in China, the United States, Australia, Europe, and elsewhere are committed to expediting the development of a diverse pipeline of novel therapeutics. The Company currently markets two internally-discovered oncology products: BTK inhibitor BRUKINSA® (zanubrutinib) in the United States and China, and anti-PD-1 antibody tislelizumab in China. The Company also markets or plans to market in China additional oncology products licensed from Amgen Inc., Celgene Logistics Sàrl, a Bristol Myers Squibb (BMS) company, and EUSA Pharma.
Background information on Amgen
Amgen is a company incorporated in the State of Delaware with limited liability and is listed on the NASDAQ (Trading Symbol: AMGN). Amgen is committed to unlocking the potential of biology for patients suffering from serious illnesses by discovering, developing, manufacturing and delivering innovative human therapeutics. This approach begins by using tools like advanced human genetics to unravel the complexities of disease and understand the fundamentals of human biology. Amgen focuses on areas of high unmet medical need and leverages its expertise to strive for solutions that improve health outcomes and dramatically improve people’s lives. A biotechnology pioneer since 1980, Amgen has grown to be one of the world’s leading independent biotechnology companies, has reached millions of patients around the world and is developing a pipeline of medicines with breakaway potential.
The Share Purchase Agreement
Subject matter
Pursuant to the Share Purchase Agreement entered into on October 31, 2019 and amended on December 6, 2019, Amgen conditionally agreed to subscribe for, and the Company conditionally agreed to allot and issue to Amgen, subscription shares representing 20.5% of the Company’s outstanding share capital as of a date four business days prior to the closing of the Subscription (the “Subscription Shares”) at US$13.45 per Subscription Shares (equivalent to US$174.85 per ADS).
To facilitate the allocation of the Company’s securities to Amgen up to a maximum amount of shares of the Company (the “Shares”) in order to allow Amgen to maintain the same shareholding percentage in the Company (based on its then-outstanding issued Shares of the Company) before and after a securities offering conducted pursuant to the Company’s general mandate, the Company obtained from the HKEx a waiver from Rule 13.36(1) of the HK Listing Rules and the independent shareholder approval requirements set out in Chapter 14A of the HK Listing Rules subject to a number of conditions.
As stated in the proxy statement of the Company dated November 29, 2019, China is one of the world’s largest and fastest growing pharmaceutical markets and the demand for new oncology treatments in China is particularly acute. The Company is working to become a leading global innovative biotech company. As part of the Company’s strategy, in addition to advancing its own pipeline, the Company has also focused on strengthening capabilities in key areas such as clinical development and commercialization, which laid the foundation for the collaboration with Amgen on the potential commercialization in China of KYPROLIS®, BLINCYTO® and XGEVA® and the development and commercialization of the broad portfolio of pipeline assets. The Company is a leader in China for conducting oncology clinical development and has a robust and established commercial infrastructure in place. The Company believes that the entering of the Share Purchase Agreement and the Collaboration Agreement (collectively the “Transactions”) grant it the co- development opportunities in, and ultimately the China commercial rights to, a broad portfolio of Amgen’s oncology assets. The Company can leverage its existing commercial infrastructure and clinical capability significantly to expand its commercial and clinical portfolio in China. The Company believes that the Transactions provide access to the Company’s clinical trial capabilities in China to support the global development of select candidates from Amgen’s early oncology portfolio and better integrate with Amgen’s global clinical development capabilities. The Transactions will further solidify the Company’s leadership in oncology clinical development and commercialization in China. The Transactions are expected to meaningfully grow Amgen’s presence in China, and allow for potential China commercialization of KYPROLIS®, BLINCYTO® and XGEVA®. The Company subsequently began commercialization of XGEVA® in China on July 1, 2020. The Company expects that the Transactions will provide potential short-term and long- term financial benefits to the Company.
At the extraordinary general meeting of the Company held on December 27, 2019, the ordinary resolution concerning the Share Purchase Agreement and the transactions contemplated thereunder, among others, was approved by an overwhelming majority (99.9964%) of the shareholders entitled to vote who were present in person or by proxy at the general meeting. We believe such voting results indicate shareholders’ strong support for the collaboration between the Company and Amgen and the latter becoming a significant shareholder of the Company.
The Restated Second Amendment and the key terms of the Direct Purchase Option
Pursuant to the Restated Second Amendment, Amgen will have a Direct Purchase Option to subscribe for Additional Shares in order to account for periodic dilution from the issue of Shares under the Company’s equity incentive plans (including for the avoidance of doubt securities that may be issued pursuant to the Company’s option agreements with Mr. John V. Oyler and Dr. Xiaodong Wang). Principal terms of the Direct Purchase Option are set out as follows:
Term:	Exercise period will commence on the first day of the month following shareholders’ approval of the Restated Second Amendment (the “Option Commencement Date”) and will terminate on the earliest of:

(i)
the date on which Amgen owns less than 20% of the outstanding share capital of the Company as a result of Amgen’s sale of Shares;

(ii)
at least 60-day advance written notice from either Amgen or the Company that such party wishes to terminate the Direct Purchase Option; or

(iii)
the third anniversary of the date of the Option Commencement Date.

Exercise condition:
Exercisable on a monthly basis if Amgen’s interest in the outstanding share capital of the Company at the monthly reference date is less than 20.4% as a result of the issuance of new Shares pursuant to the Company's equity incentive plans.
Amgen would be entitled to exercise the Direct Purchase Option solely as a result of a dilution arising from issuance of new securities under the Company’s equity incentive plans from time to time (including for the avoidance of doubt securities that may be issued pursuant to the Company’s option agreements with Mr. John V. Oyler and Dr. Xiaodong Wang), and is subject to annual approval by the Company’s independent shareholders each year during the term of the Restated Second Amendment.
The monthly reference date is the day on which the Company’s ADSs are trading on NASDAQ immediately preceding the first day of each calendar month during the term of the Direct Purchase Option. There are no other circumstances in which the Direct Purchase Option will be exercisable.

Total number of Additional Shares:	An amount necessary to enable Amgen to increase (and subsequently maintain) its ownership to approximately 20.6% of the Company’s outstanding share capital and in any event, not more than 75,000,000 Shares during the term of the Direct Purchase Option (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Shares).
Purchase price:	Volume-weighted average price of the Company’s ADSs on NASDAQ for the 90 days preceding the last trading day of the prior month.
Consideration:	Nil
Rights of Additional Shares upon exercise of the Direct Purchase Option:	Additional Shares will rank pari passu amongst themselves in all respects, and with all other Shares.
Approval by Independent Shareholders:	The Company will seek approval of the Restated

Secondment Amendment from Independent shareholders at the EGM. In addition, at each annual general meeting of shareholders held during the remaining term of the Direct Purchase Option, the Company would include a separate resolution on the agenda seeking Independent Shareholder approval for further issuances of Shares pursuant to the Direct Purchase Option.
For illustrative purposes only, assuming the Direct Purchase Option was exercised in full on September 24, 2020, the date of the Restated Second Amendment, at an assumed purchase price of US$16.46 per ordinary share or US$213.93 per ADS (being the volume-weighted average price of the Company ADS on NASDAQ for the 90 days preceding August 31, 2020):
a)
the maximum amount of the Additional Shares would theoretically represent 5.96% of the outstanding share capital of the Company as enlarged by the allotment and issue of the maximum amount of the Additional Shares;

b)
the gross proceeds from the allotment and issue of the Additional Shares equal to 0.1% of the outstanding share capital of the Company would theoretically be approximately US$19,466,300 (approximately HK$150,863,825), and the gross proceeds from the allotment and issue of the maximum amount of the Additional Shares would theoretically be approximately US$1,234,211,500 (approximately HK$9,565,139,125), which would be expected to be used to fund the Company’s business operations, including commercialization of approved products, research and development of product candidates and other corporate purposes;

c)
the purchase price would theoretically represent approximately 20.6% discount to the closing price of the Shares as quoted on the HKEx on the date of the Restated Second Amendment and a premium of approximately 668% to the Company’s net assets attributable to the shareholders on a per share basis as disclosed in the unaudited consolidated financial results of the Group for the six months ended June 30, 2020; and

d)
the aggregate nominal value of the maximum amount of the Additional Shares would be US$7,500 (approximately HK$58,268).

According to the Letter from the Board and our discussions with the Company, the primary purpose of the Direct Purchase Option is to provide Amgen a means to maintain its shareholding in the Company, with a view to ensure such shareholding continues to be subject to equity method accounting treatment in accordance with GAAP. From that perspective, the primary economic rationale of the grant of Direct Purchase Option fundamentally differs from that of an ordinary placing of warrants or call options, which is to raise additional capital and broaden shareholder base of a company without any immediate dilutive effect on the shareholding of its existing shareholders.
Term
Besides termination by 60-day advance notice, the Direct Purchase Option will terminate on the earlier of the date on which Amgen ceases to hold at least 20% of the outstanding share capital of the Company as a result of its sale of Shares and the third anniversary of the Option Commencement Date. These two termination events resonate with the objective of permitting Amgen to remain as a significant shareholder holding at not less than 20% of the shareholding in the Company. In this respect, we are of the view that the term of the Direct Purchase Option is fair and reasonable.
Consideration
In an ordinary fund-raising exercise, an option premium (price of an option) is paid by a buyer to the issuer for obtaining the right to buy (call option) the underlying securities at a specified price. The Direct

Purchase Option, in contrast, is an instrument for Amgen to maintain its shareholding in the Company to account for periodic dilution from the issue of Shares under the Company’s equity incentive plans, and an integral part of the Subscription, which has been approved by an overwhelming majority of the shareholders at the latest extraordinary general meeting. We consider it more appropriate to assess the Subscription and the Direct Purchase Option as a whole, and it is fair and reasonable for the Company not to demand from Amgen any consideration for the Direct Purchase Option on a stand-alone basis.
Purchase price
To assess the fairness and reasonableness of the purchase price of the Direct Purchase Option, we searched for recent comparable transactions, involving issuers listed on the HKEx granting share options to their substantial shareholders with the purpose and intent of protecting their proportionate level of shareholdings. Only one transaction with such characteristics has been identified. On June 15, 2015, certain subscribers entered into a subscription agreement with Mascotte Holdings Limited (Stock Code: 136), under which the subscribers were granted new warrants with purchase prices representing a discount of approximately 97.9% to the relevant last trading price. The warrants were designed to enable the subscribers to maintain an aggregate shareholding of 75.0% in the company in the event that their shareholding is diluted following the allotment and issue of new shares as a result of the exercise of one or more of the company’s existing warrants.
Given the lack of comparable transactions, in order to assess the fairness and reasonableness of the purchase price in question, we have extended the aforesaid selection criteria to include issues of options and warrants (i) by issuers who are listed on the main board of the HKEx; (ii) under a specific mandate by way of placing and/or subscription; and (iii) which have obtained shareholders’ approval at a general meeting between September 25, 2019 and September 25, 2020, being the date one year preceding the date of the announcement of the Restated Second Amendment (the “Review Period”), and have not lapsed up to the Latest Practicable Date. To the best of our knowledge, we have identified a complete list of nine comparable transactions (the “Comparable Transactions”) during the Review Period based on the aforesaid selection criteria for the purpose of our analysis:
	Date of announcement	Date of circular	Stock code	Company name	Premium/ (Discount) of the exercise price over/(to) closing price per share on the last trading day	Basis of exercise price
1	June 9, 2020	June 19, 2020	293	Cathay Pacific Airways Limited	(46.90)%	the market price of the shares under the prevailing market conditions
2	June 5, 2020	August 14, 2020	474	Hao Tian Development Group Limited	25.00%	the liquidity of the shares in the market, the past performance and recent trading price of the shares (i.e. the highest of the average of the closing price per Share for each of the last 30, 60 and 90 trading days immediately prior to the date

	Date of announcement	Date of circular	Stock code	Company name	Premium/ (Discount) of the exercise price over/(to) closing price per share on the last trading day	Basis of exercise price
						of the subscription agreement)
3	July 20, 2020	August 10, 2020	2138	Union Medical Healthcare Limited	4.22%	the average of the prevailing market prices of the shares as quoted on HKEx
4	March 28, 2020	May 12, 2020	2178	Petro-King Oilfield Services Limited	41.18%	the group’s existing financial position, the historical share price, liquidity of the shares in the market and the current market sentiment
5	November 10, 2019 (supplemented on March 25, 2020)	June 1, 2020	863	BC Technology Group Limited	(100.00)%	the benefits of introducing the subscriber as strategic shareholder, and the financial benefits for the company from for the subscriber and its affiliates to transact on the company’s online digital asset trading platform
6	November 10, 2019	December 30, 2019	777	NetDragon Websoft Holdings Limited	13.40%	10% premium over the 60-day volume-weighted average price of the shares
7	July 31, 2019	December 10, 2019	756	Summi (Group) Holdings Limited	23.13%	the group’s financial position, the historical share price, the liquidity, the number of warrant shares and the market sentiment
8	July 26, 2019	October 31, 2019	3395	Persta Resources Inc.	N/A	10% discount to the volume-weighted average price preceding the exercise date
9	September 22,	November 5,	1176	Zhuguang	46.80%	50% premium

Date of announcement	Date of circular	Stock code	Company name	Premium/ (Discount) of the exercise price over/(to) closing price per share on the last trading day	Basis of exercise price
2019	2019		Holdings Group Company Limited		over the 20 days average closing price of the shares
			Average	0.85%
			Median	18.27%
			Maximum	46.80%
			Minimum	(100.00)%
			The Company	(20.6)%(note)	The purchase price for the Additional Shares will be the volume-weighted average price of the Company’s ADSs for the 90 days preceding the last trading day of the prior month

Note: theoretical purchase price assuming the Direct Purchase Option were exercised in full on the date of the Restated Second Amendment at an assumed purchase price of US$16.46 per Share or US$213.83 per ADS
Based on the table above, the discount represented by the Direct Purchase Option falls within Comparable Transactions’ range of a discount of approximately 100.00% to a premium of approximately 46.80%. This is, however, for illustrative purposes only, as the purchase price of the Direct Purchase Option is a variable, the premium or discount to closing price of which can only be determined at the time of exercise in the future.
Despite the variability of the Direct Purchase Option’s purchase price, we note that two of the Comparable Transactions made reference to historical volume-weighted average prices of the underlying shares to determine their purchase prices, which reflects the actual average price of a stock adjusted to reflect the volume of shares traded at each price transacted during the period rather than basing it on a single closing price or average unadjusted price. It is an important indicator of a stock’s market price as it eliminates the distortion based solely on the closing price manipulation. We are of the view that the formula for determining the purchase price of the Direct Purchase Option is fair and reasonable.
Except as disclosed in the Proxy Statement and other amendments incidental to the grant of the Direct Purchase Option, the Restated Second Amendment contains no other amendments to the Share Purchase Agreement, nor any terms relating to (a) the transfer of the Direct Purchase Option, (b) Amgen’s rights on the Company’s liquidation, (c) any variation in the purchase price to account for alterations to the Company’s share capital, or (d) Amgen’s rights to participate in any distributions and/or offers of further securities made by the Company.
The Waiver
The Company has applied for, and the HKEx has granted, the Waiver from Rules 13.36(1)(a) and 14A.36 of the HK Listing Rules in respect of the Direct Purchase Option based on the Company’s funding need and subject to the following conditions:

(a)
the Direct Purchase Option will be exercisable by Amgen solely as a result of dilution arising from issuance of new Shares by the Company under its equity incentive plans from time to time;

(b)
the Company will seek approval for the Direct Purchase Option from independent shareholders at an extraordinary general meeting and further approvals from independent shareholders at each subsequent annual general meeting during the remaining term of the Restated Second Amendment for issuance of new Shares thereunder;

(c)
the Company will disclose in the relevant annual general meeting circulars (i) the number of times of Amgen exercised the Direct Purchase Option during the preceding year; (ii) the number of Shares acquired by Amgen as a result of such exercises; and (iii) the weighted average price of the Shares acquired by Amgen under the Direct Purchase Option during the preceding year; and

(d)
the Company will disclose details of the Waiver in an announcement and the circular for the extraordinary general meeting convened to consider and, if thought fit, approve the Direct Purchase Option.

Equity incentive plans
As at the Latest Practicable Date, the Company had in place four share option and award schemes (the “Equity Incentive Plans”), the major details of which are set out in the table below:
	2011 Option Plan (amended and restated)	2016 Share Option and Incentive Plan (amended and restated)	2018 Inducement Equity Plan (amended and restated)	2018 Employee Share Purchase Plan (amended and restated)
Approval date	April 15, 2011	January 14, 2016 (most recently amended on June 17, 2020)	June 6, 2018	June 6, 2018
General purpose	enable persons providing (or expected to provide) services to the Group to acquire ordinary Shares in the Company to encourage and enable the officers, employees, non-employee Directors and consultants of the Group upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company enable the Group to grant equity awards to induce highly-qualified prospective officers and employees who are not currently employed by the Group to accept employment and to provide them with a proprietary interest in the Company provide eligible employees of the Company and certain of its subsidiaries with opportunities to purchase Shares
Terms of options	Options may have varying terms as determined by the Board of Directors, but no option shall be exercisable after the tenth anniversary of the grant date	Options may have varying terms as determined by the Board, but no option shall be exercisable more than ten years after the date the share option is granted	Options may have varying terms as determined by the Board of Directors, but no option shall be exercisable more than ten years after the date the share option is granted	N/A

	2011 Option Plan (amended and restated)	2016 Share Option and Incentive Plan (amended and restated)	2018 Inducement Equity Plan (amended and restated)	2018 Employee Share Purchase Plan (amended and restated)
Exercise price
The exercise price of options shall be determined by the Board of Directors at the time of grant but shall not be less than 100% of the fair market value of the Shares on the grant date and in no event shall be less than the par value of the Shares in respect of which such option has been granted

The exercise price of options shall be determined by the Board of Directors at the time of grant but shall not be less than the higher of: (i) the fair market value of the Share on the date of grant; and (ii) the average fair market value of the Share for the five business days immediately preceding the day of grant

The exercise price of options shall be determined by the Board of Directors at the time of grant but shall not be less than the higher of: (i) the fair market value of the Share on the date of grant; and (ii) the average fair market value of the Share for the five business days immediately preceding the day of grant
				85 percent of the fair market value of the Shares on the offering date or the exercise date, whichever is less
Transferability	No option shall be transferable by the optionee otherwise than by will or intestacy
No awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order

No awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order
				Rights under the plan are not transferable by a participant other than by will or the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant
Number of new Shares which may be issued pursuant to the scheme as at the Latest Practicable Date (Note)	8,740,426	167,911,037	10,801,452	6,056,056

Note: Based on the information provided by the Company as of the Latest Practicable Date.
As at the Latest Practicable Date, an aggregate of 193,508,971 new Shares may be issued pursuant to the Equity Incentive Plans.
Additionally, in 2015, options to purchase an aggregate of 15,200,667 Shares were granted to Mr. John V. Oyler and Dr. Xiaodong Wang pursuant to option agreements which were outside of the Equity Incentive Plans. 11,400,500 Shares and 3,800,167 Shares were granted to Mr. John V. Oyler and Dr. Xiaodong Wang pursuant to option agreements respectively.
Possible dilution effect under the Company’s Equity Incentive Plans and Restated Second Amendment
For the purposes of illustration, the following table sets out the shareholding structure of the Company:
a)
as at the Latest Practicable Date;

b)
assuming full issue of new Shares under the Equity Incentive Plans (including the securities that may be issued pursuant to the Company’s option agreements with Mr. John V. Oyler and Dr. Xiaodong Wang) but before the exercise of Amgen’s Direct Purchase Option under the Restated Second Amendment (“Scenario 1”); and

c)
assuming full issue of new Shares under the Equity Incentive Plans (including the securities that may be issued pursuant to the Company’s option agreements with Mr. John V. Oyler and Dr. Xiaodong Wang) and after the exercise of Amgen’s Direct Purchase Option under the Restated Second Amendment to increase and maintain its ownership at approximately 20.6% of the Company’s issued share capital (“Scenario 2”):

	As at the Latest Practicable Date(7)		Scenario 1(7)		Scenario 2
Name of Shareholder	Number of Shares	% of issued shares	Number of Shares	% of issued shares	Number of Shares	% of issued shares
Amgen Inc.	240,816,849	20.4	240,816,849	17.4	240,816,849	16.7
Options exercised by Amgen Inc. under the Restated Second Amendment	—	—	—	—	56,535,784	3.9
Sub-total	240,816,849	20.4	240,816,849	17.4	297,352,633	20.6
Entities affiliated with Baker Bros. Advisors LP(1)	172,920,807	14.7	173,575,643	12.5	173,575,643	12.0
FMR LLC(2)	69,781,300	5.9	69,781,300	5.0	69,781,300	4.8
Entities affiliated with Hillhouse Capital(3)	147,035,258	12.5	147,362,676	10.6	147,362,676	10.2
The Capital Group Companies, Inc.(4)	100,858,645	8.6	100,858,645	7.3	100,858,645	7.0
John V. Oyler(5)	56,197,330	4.8	56,197,330	4.1	56,197,330	3.9
Issue of new Shares to Mr. John V. Oyler under the Company’s Equity Incentive Plans(5)			9,815,067	0.7	9,815,067	0.7
Issue of new Shares under the options agreement with Mr. John V. Oyler outside of the Equity Incentive Plans(5)	—	—	11,400,500	0.8	11,400,500	0.8
Issue of new Shares under the options agreements with Dr. Xiaodong Wang outside of the Equity Incentive Plans	—	—	3,800,167	0.3	3,800,167	0.3
Issue of new Shares under the Company’s Equity Incentive Plans(6)	—	—	182,711,650	13.2	182,711,650	12.7
Other Shareholders	390,603,772	33.2	390,603,772	28.2	390,603,772	27.1
Total	1,178,213,961	100.0	1,386,923,599	100.0	1,443,459,383	100.0

Notes:
(1)
Julian C. Baker and Felix J. Baker are the managing members of Baker Bros. Advisors (GP) LLC.

Baker Bros. Advisors (GP) LLC is the sole general partner of Baker Bros. Advisors LP, which is the investment advisor with sole voting and investment power to 667, L.P. and Baker Brothers Life Sciences, L.P. Also, Baker Brothers Life Sciences Capital, L.P. is the general partner of Baker Brothers Life Sciences, L.P. For the purposes of the SFO, Julian C. Baker, Felix J. Baker, Baker Bros. Advisors (GP) LLC and Baker Bros. Advisors LP are deemed to be interested in the 14,358,721 Shares held by 667, L.P. and the 158,562,078 Shares held by Baker Brothers Life Sciences, L.P. Each of Julian C. Baker and Felix J. Baker further holds 311,143 Shares, and 151,004 Shares through FBB3 LLC, a controlled corporation.
(2)
Members of the Johnson family including Abigail P. Johnson, are the predominant owners, directly or through trusts, of series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Fidelity Management & Research Company is interested in 76,202,408 Shares, of which 69,720,508 are physically settled listed derivatives. FMR Co., Inc, is interested in 71,180,714 Shares, of which 66,563,614 are physically settled listed derivatives and indirectly interested in 12,048,805 ordinary shares. Fidelity Management & Research Company is wholly owned by FMR LLC. FMR LLC is interested in 69,781,300 ordinary shares, of which 68,687,055 are Shares physically settled listed derivatives.

(3)
(i) 129,433,059 Shares are held by Gaoling Fund, L.P.; (ii) 57,701,046 Shares are held by YHG Investment, L.P.; and (iii) 13,447,603 Shares are held by Hillhouse BGN Holdings Limited. Hillhouse Capital Advisors, Ltd. acts as the sole general partner of YHG Investment, L.P. and the sole management company of Gaoling Fund, L.P. Hillhouse Capital Management, Ltd. is the sole management company of Hillhouse Fund II, L.P., which owns Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Capital Advisors, Ltd. is deemed to be interested in the 129,433,059 Shares held by Gaoling Fund, L.P., the 57,701,046 Shares held by YHG Investment, L.P. and Hillhouse Capital Management, Ltd. is deemed to be interested in the 13,447,603 Shares held by Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Fund II, L.P. is deemed to be interested in the 13,447,603 Shares held by Hillhouse BGN Holdings Limited.

(4)
(i) 16,997,917 Shares are held by Capital International, Inc.; (ii) 658,723 Shares held by Capital International Limited; (iii) 2,206,261 Shares are held by Capital International Sarl; (iv) 78,941,393 Shares are held by Capital Research and Management Company; and (v) 2,054,351 Shares are held by Capital Bank & Trust Company. Capital Group International, Inc. is wholly owned by Capital Research and Management Company. Capital International, Inc., Capital International Limited and Capital International Sarl are wholly owned by Capital Group International, Inc. Capital Bank & Trust Company is wholly owned by The Capital Group Companies, Inc. For the purposes of the SFO, Capital Research and Management Company and Capital Group International, Inc. are deemed to be interested in the 19,862,901 Shares held by Capital International, Inc., Capital International Limited and Capital International Sarl, and The Capital Group Companies, Inc. is deemed to be interested in the 2,054,351 Shares held by Capital Bank & Trust Company. Capital Research and Management Company is wholly owned by The Capital Group Companies Inc. For the purposes of the SFO, The Capital Group Companies Inc. is deemed to be interested in the 98,804,294 Shares held by Capital Research and Management Company directly and indirectly.

(5)
Includes (i) 8,417,159 Shares held by Mr. Oyler; (ii) Mr. Oyler’s entitlement to receive up to 20,705,156 Shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (iii) Mr. Oyler’s entitlement to restricted share units equivalent to 510,411 Shares, subject to vesting conditions; (iv) 10,000,000 Shares held for the benefit of Mr. Oyler in a Roth IRA PENSCO trust account; (v) 102,188 Shares held by The John Oyler Legacy Trust, of which Mr. Oyler’s father is a trustee, for the benefit of his minor child, for which Mr. Oyler disclaims beneficial ownership; (vi) 7,727,927 Shares held for the benefit of Mr. Oyler in a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; (vii) 29,439,115 Shares held by Oyler Investment LLC, 99% of the limited liability company interest owned by a grantor retain annuity trust, for which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; and (viii) 510,941 Shares are held by The Oyler Family Legacy Trust for the benefit of Mr. Oyler’s family members, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.
(6)
Excluding options granted to Mr. John V. Oyler, entities affiliated with Baker Bros. Advisors LP and entities affiliated with Hillhouse Capital under the Company’s Equity Incentive Plans.

(7)
Based on the information provided by the Company as of the Latest Practicable Date.

As shown in the table above, the shareholding of the existing public shareholders will be diluted from approximately 33.2% to approximately 28.2% and 27.1% in Scenario 1 and Scenario 2, respectively.
We note that as at the Latest Practicable Date, Amgen will only require 56,535,784 Additional Shares under the Direct Purchase Option to maintain its 20.6% interest in the Company upon full issue of new Shares under the Company’s Equity Incentive Plans (including the securities that may be issued pursuant to the Company’s option agreements with Mr. John V. Oyler and Dr. Xiaodong Wang), whereas the maximum aggregate number of Additional Shares during the term of the Direct Purchase Plan is 75,000,000. Taking into consideration (i) the number of shares reserved under the Equity Incentive plans may be increased in future (subject to shareholders’ approval) and cause further dilution to Amgen’s interest in the Company's issued share capital; and (ii) the upper limit imposed under the Direct Purchase Option only permits Amgen to subscribe for such number of Additional Shares that is necessary to enable it to increase (and subsequently maintain) its ownership to approximately 20.6% of the Company’s outstanding share capital if it is less than 20.4% at the monthly reference date, we are of the view that the maximum number of 75,000,000 Additional Shares (subject to appropriate adjustment in the event of any share dividend, share split, combination or other similar recapitalization with respect to the Shares) during the term of the Direct Purchase Option, which serves as a buffer under points (i) and (ii) and an additional upper limit under point (ii), is fair and reasonable.
CONCLUSION
In assessing the Restated Second Amendment, we have considered the following reasons and factors:
a)
the Company has obtained from the HKEx a waiver from Rule 13.36(1) of the HK Listing Rules and the independent shareholder approval requirements set out in Chapter 14A of the HK Listing Rules subject to the certain conditions, to allow Amgen to maintain the same shareholding percentage in the Company (based on its then-outstanding issued Shares) before and after a securities offering conducted pursuant to the Company’s general mandate. It would only be logical and commercially sensible for the Company to also implement the Restated Second Amendment, the purpose and intent of which is to allow Amgen to maintain the same shareholding percentage in the Company (based on its then-outstanding issued Shares) before and after issue of new Shares under the Company’s Equity Incentive Plans (including the securities that may be issued pursuant to the Company’s option agreements with Mr. John V. Oyler and Dr. Xiaodong Wang);

b)
the Company has obtained from the HKEx a waiver from Rule 13.36(1)(a) and 14A.36 of the HK Listing Rules in respect of the Direct Purchase Option as stated above;

c)
as shown from our analysis of the possible dilution effect under the Company’s Equity Incentive Plans (including the securities that may be issued pursuant to the Company’s option agreements with Mr. John V. Oyler and Dr. Xiaodong Wang) and the Restated Second Amendment, the shareholding of the existing public shareholders would be diluted from approximately 33.2% to approximately 28.2% in Scenario 1. On the other hand, dilution effect for the public shareholders in Scenario 2 is relatively insignificant as the shareholding of the public shareholders would only be diluted further from approximately 28.2% to approximately 27.1%; and

d)
we have assessed the principal terms of the Direct Purchase Option, namely, its term, total number of Additional Shares, purchase price and consideration, and are of the view that they are fair and reasonable.

OPINION AND RECOMMENDATION
Based on the foregoing, we consider that (i) the terms of the Restated Second Amendment are on normal commercial terms and fair and reasonable so far as the Independent Shareholders are concerned; and (ii) the entering into of the Restated Second Amendment, although not conducted in the ordinary and usual course of business of the Company, is in the interests of the Company and its shareholders as a whole. We, therefore, advise the Independent Board Committee to recommend that the Independent Shareholders vote in favor of the resolution to approve the Restated Second Amendment.
Yours faithfully,
For and on behalf of
Anglo Chinese Corporate Finance, Limited
Stephen Clark
Managing Director
Mr. Stephen Clark is a licensed person registered with the Securities and Futures Commission (“SFC”) and as a responsible officer of Anglo Chinese to carry out Type 1 (dealing in securities), Type 4 (advising on securities), Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the SFO. He has over 38 years of experience in corporate finance.

PROPOSAL 1
APPROVAL OF THE RESTATED SECOND AMENDMENT
The Company proposes an ordinary resolution at the EGM to approve the grant of an option to acquire shares to Amgen to allow Amgen to subscribe for Additional Shares under the Specific Mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Second Amendment. The purchase price for the Additional Shares will be determined by the volume-weighted average price of the Company’s ADSs on NASDAQ for the 90 days preceding the last trading day of the prior month. The Additional Shares shall be allotted and issued under the Specific Mandate. The Direct Purchase Option (a) will be exercisable by Amgen solely as a result of dilution arising from issuance of new shares by the Company under its equity incentive plans from time to time (including for the avoidance of doubt securities that may be issued pursuant to the Company’s option agreements with Mr. John V. Oyler and Dr. Xiaodong Wang), and (b) is subject to annual approval by the Company’s independent shareholders each year during the term of the Restated Second Amendment.
Why We Need Shareholder Approval
We are seeking shareholder approval in order to comply with Chapter 14A of the HK Listing Rules and to obtain the Specific Mandate under which the Additional Shares will be allotted and issued pursuant to the Restated Second Amendment. Amgen is a substantial shareholder of the Company under the HK Listing Rules and therefore a connected person of the Company under Chapter 14A of the HK Listing Rules. As a result, the transactions contemplated under the Restated Second Amendment constitute a connected transaction of the Company under Chapter 14A of the HK Listing Rules. The transactions contemplated under the Restated Second Amendment are subject to the reporting, announcement and independent shareholders’ approval requirements under Chapter 14A of the HK Listing Rules.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 1 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the EGM excluding Amgen, which is required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 1 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of grant of an option to subscribe Additional Shares to Amgen pursuant to the terms of the Restated Second Amendment and of the Specific Mandate.

TRANSACTION OF OTHER BUSINESS
The Board of Directors knows of no other matters that will be presented for consideration at the EGM as of the date of this Proxy Statement. If any other matters are properly brought before the EGM, the person(s) named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding beneficial ownership of our share capital as of September 10, 2020 by:
•
each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•
each of our named executive officers;

•
each of our directors; and

•
all of our executive officers and directors as a group.

Beneficial ownership set forth below is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities, except as otherwise provided. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them.
The table lists applicable percentage ownership based on 1,176,416,659 ordinary shares outstanding as of September 10, 2020 and also lists applicable percentage ownership. Any options to purchase ordinary shares that are exercisable and restricted share units (“RSUs”) that will vest within 60 days of September 10, 2020 are deemed to be beneficially owned by the persons holding these options and RSUs for the purpose of computing percentage ownership of such persons, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Beneficial ownership representing less than 1% is denoted with an asterisk (*).
Unless otherwise noted below, the address of each person listed on the table is: c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
5% or Greater Shareholders
Amgen Inc.(1)	240,816,849	20.5%
Entities affiliated with Baker Bros. Advisors LP(2)	172,920,807	14.7%
Entities affiliated with Hillhouse Capital(3)	147,035,258	12.5%
Entities affiliated with The Capital Group Companies, Inc.(4)	100,858,645	8.6%
FMR LLC(5)	74,866,368	6.4%
Named Executive Officers and Directors
John V. Oyler(6)	73,793,355	6.2%
Xiaobin Wu(7)	1,150,032	*
Howard Liang(8)	6,834,907	*
Jane Huang(9)	1,494,843	*
Timothy Chen(10)	414,957	*
Donald W. Glazer(11)	3,779,713	*
Michael Goller(12)	291,317	*
Anthony C. Hooper(13)	21,970	*
Ranjeev Krishana (14)	291,317	*
Thomas Malley(15)	1,204,065	*
Corazon (Corsee) D. Sanders	—	—

Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
Jing-Shyh (Sam) Su(16)	106,782	*
Xiaodong Wang(17)	19,874,770	1.7%
Qingqing Yi(18)	282,035	*
All Directors and Executive Officers as a Group (14 persons)	109,540,063	9.0%

(1)
Based solely on a Form 4 filed by Amgen on August 25, 2020. The address of Amgen’s principal business is One Amgen Center Drive, Thousand Oaks, California 91320.

(2)
Based solely on a Schedule 13D/A filed by Baker Bros. Advisors LP, Baker Bros. Advisors (GP) LLC, Felix J. Baker, Julian C. Baker and FBB3 LLC on July 17, 2020, consists of (i) 14,358,729 ordinary shares held by 667, L.P. and (ii) 158,562,078 ordinary shares held by Baker Brothers Life Sciences, L.P. (collectively, “Baker Funds”). Baker Bros. Advisors LP is the investment advisor to Baker Funds and has sole voting and investment power with respect to the shares held by Baker Funds. Baker Bros. Advisors (GP) LLC is the sole general partner of Baker Bros. Advisors LP. The managing members of Baker Bros. Advisors (GP) LLC are Julian C. Baker and Felix J. Baker. Julian C. Baker and Felix J. Baker disclaim beneficial ownership of all shares except to the extent of their pecuniary interest. The address for each of these entities is 667 Madison Avenue, 21st Floor, New York, NY 10065.

(3)
Based solely on a Schedule 13D/A filed by Hillhouse Capital Management, Ltd. (“HCM”) and Hillhouse Capital Advisors, Ltd. (“HCA”) on July 14, 2020, consists of (i) 133,587,655 ordinary shares held by funds managed by HCA, and (ii) 13,447,603 ordinary shares held by a fund managed by HCM. HCA acts as the sole general partner of YHG Investment, L.P. (“YHG”) and the sole management company of Gaoling Fund, L.P. (“Gaoling”). HCA is deemed to be the beneficial owner of, and to control the voting power of, the ordinary shares held by (and represented by ADSs held by) Gaoling and YHG. HCM acts as the sole management company of Hillhouse Fund II, L.P. (“Fund II”). Fund II owns BGN Holdings Limited (“BGN”, and together with YHG and Gaoling, the “Hillhouse Entities”). HCM is deemed to be the beneficial owner of, and to control the voting power of, the ordinary shares and represented by ADSs held by BGN. HCA and HCM are under common control and share certain policies, personnel and resources. The directors of each of HCA and HCM are Colm O’Connell and Bridget Kidner. Mr. O’Connell and Ms. Kidner are employees of each of HCA and HCM and Mr. Lei Zhang is the President of HCA and the President and Chief Investment Officer of HCM. The registered address of HCM and HCA is 20 Genesis Close, George Town, Grand Cayman, KY-1103 Cayman Islands.

(4)
Based solely on a disclosure of interest form filed with the HKEx by The Capital Group Companies on July 15, 2020. The registered address of The Capital Group Companies, Inc. is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, USA.

(5)
Based solely on a Schedule 13G/A filed by FMR LLC on February 7, 2020. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(6)
Consists of (i) 10,179,062 ordinary shares held directly by Mr. Oyler; (ii) 16,345,063 shares issuable to Mr. Oyler upon exercise of share options exercisable or RSUs vesting within 60 days after September 10, 2020; (iii) 10,000,000 ordinary shares held for the benefit of Mr. Oyler in a Roth IRA PENSCO trust account; (iv) 102,188 ordinary shares held by The John Oyler Legacy Trust, of which Mr. Oyler’s father is a trustee, for the benefit of his minor child, for which Mr. Oyler disclaims beneficial ownership; (v) 7,727,927 ordinary shares held for the benefit of Mr. Oyler in a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; and (vi) 29,439,115 ordinary shares held by Oyler Investment LLC, 99% of the limited liability company interest owned by a grantor retain annuity trust, for which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership.

(7)
Consists of (i) 449,085 ordinary shares held directly by Dr. Wu; (ii) 52,000 ordinary shares held by Dr. Wu’s spouse and (iii) 648,947 shares issuable to Dr. Wu upon exercise of share options exercisable or RSUs vesting within 60 days after September 10, 2020.

(8)
Consists of (i) 29,445 ordinary shares held directly by Dr. Liang; and (ii) 6,805,462 ordinary shares issuable to Dr. Liang upon exercise of share options exercisable or RSUs vesting within 60 days after September 10, 2020.

(9)
Consists of (i) 167,725 ordinary shares held directly by Dr. Huang; and (ii) 1,327,118 ordinary shares issuable to Dr. Huang upon exercise of share options exercisable or RSUs vesting within 60 days after September 10, 2020.

(10)
Consists of 414,957 ordinary shares issuable to Mr. Chen upon exercise of share options exercisable within 60 days after September 10, 2020.

(11)
Consists of (i) 3,630,358 ordinary shares held directly by Mr. Glazer; and (ii) 282,035 ordinary shares issuable to Mr. Glazer upon exercise of share options exercisable within 60 days after October 5, 2020.

(12)
Consists of (i) 9,282 ordinary shares held directly by Mr. Goller; and (ii) 282,035 ordinary shares issuable to Mr. Goller upon exercise of share options exercisable within 60 days after September 10, 2020.

(13)
Consists of 21,970 ordinary shares issuable to Mr. Hooper upon exercise of share options exercisable within 60 days after September 10, 2020.

(14)
Consists of (i) 9,282 ordinary shares held directly by Mr. Krishana; and (ii) 282,035 ordinary shares issuable to Mr. Krishana upon exercise of share options exercisable within 60 days after September 10, 2020.

(15)
Consists of (i) 399,282 ordinary shares held directly by Mr. Malley and (ii) 804,783 ordinary shares issuable to Mr. Malley upon exercise of share options exercisable within 60 days after September 10, 2020.

(16)
Consists of 106,782 ordinary shares issuable to Mr. Su upon exercise of share options exercisable within 60 days after September 10, 2020.

(17)
Consists of (i) 7,051,412 ordinary shares held directly by Dr. Wang; (ii) 8,136,938 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after September 10, 2020; (iii) 50 ordinary shares held by Dr. Wang’s spouse; (iv) 172,372 ordinary shares held in a UTMA account for Dr. Wang’s minor child, for which Dr. Wang disclaims beneficial ownership; and (v) 4,513,998 ordinary shares held by Wang Investment LLC, of which 99% of the limited liability company interest is owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee, for which Dr. Wang disclaims beneficial ownership.

(18)
Consists of 282,035 ordinary shares issuable to Mr. Yi upon exercise of share options exercisable within 60 days after September 10, 2020.

HONG KONG REGULATORY INFORMATION
DISCLOSURE OF INTERESTS
Directors and Chief Executive
As at the Latest Practiable Date, the following directors and chief executive of the Company were interested, or were deemed or taken to be interested in the following short positions in the shares, underlying shares and debentures of the Company or any of its associated corporation (within the meaning of Part XV of the SFO) which were required to (a) be notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; or (b) pursuant to section 352 of the SFO, to be entered in the register referred to therein; or (c) pursuant to the Model Code for Securities Transactions by directors or any other insider dealing policies adopted by the Company (“Model Code”) to be notified to the Company and the HKEx. The beneficial ownership rules of the SFO and the HK Listing Rules may differ from those of the SEC.
Name of Director	Nature of Interest	Number of Ordinary Shares	Approximate Percentage of Holding(1)
John V. Oyler	Beneficial owner	29,632,726(2)	2.51%
	Settlor of a trust/Beneficiary of a trust	10,000,000(3)	0.85%
	Settlor of a trust/Interest of a minor child	102,188(4)	0.01%
	Settlor of a trust/Beneficiary of a trust	7,727,927(5)	0.65%
	Settlor of a trust/Beneficiary of a trust	29,439,115(6)	2.49%
	Settlor of a trust	510,941(7)	0.04%
Xiaodong Wang	Beneficial owner	16,795,459(8)	1.42%
	Interest of a minor child	172,372(9)	0.01%
	Interest in controlled corporation	4,383,998(10)	0.37%
	Interest of spouse	50(11)	0.000004%
Timothy Chen	Beneficial owner	460,340(12)	0.04%
Donald W. Glazer	Beneficial owner	3,825,096(13)	0.32%
Michael Goller	Beneficial owner	336,700(14)	0.03%
Anthony C. Hooper	Beneficial owner	67,353(15)	0.006%
Ranjeev Krishana	Beneficial owner	336,700(16)	0.03%
Thomas Malley	Beneficial owner	1,249,448(17)	0.11%
Corazon (Corsee) D. Sanders	Beneficial owner	27,482(18)	0.002%
Jinh-Shyh (Sam) Su	Beneficial owner	173,277(19)	0.01%
Qingqing Yi	Beneficial owner	327,418(20)	0.03%

Notes:
(1)
The calculation is based on the total number of 1,182,916,659 ordinary shares in issue as at the Latest Practicable Date, which included ordinary shares issued to the Depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

(2)
Includes (1) 8,417,159 ordinary shares held by Mr. Oyler, (2) Mr. Oyler’s entitlement to receive up to 20,705,156 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (3) Mr. Oyler’s entitlement to restricted share units equivalent to 510,411 ordinary shares, subject to vesting conditions.

(3)
These ordinary shares are held in a Roth IRA PENSCO trust account for the benefit of Mr. Oyler.

(4)
These ordinary shares are held by The John Oyler Legacy Trust for the benefit of Mr. Oyler’s minor child, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(5)
These ordinary shares are held by a grantor retained annuity trust for the benefit of Mr. Oyler, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(6)
These ordinary shares are held by Oyler Investment LLC, the interest of which is 99% owned by a grantor retained annuity trust for the benefit of Mr. Oyler, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(7)
These ordinary shares are held by The Oyler Family Legacy Trust for the benefit of Mr. Oyler’s family members, of which Mr. Oyler’s father is a trustee and Mr. Oyler is the settlor.

(8)
Includes (1) 7,051,412 ordinary shares held by Dr. Wang, (2) Dr. Wang’s entitlement to receive up to 9,594,450 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options, and (3) Dr. Wang’s entitlement to restricted share units equivalent to 149,597 ordinary shares, subject to vesting conditions.

(9)
These ordinary shares are held in a Uniform Transfers to Minors Act account for Dr. Wang’s minor child, in which Dr. Wang is deemed to be interested for the purposes of the SFO.

(10)
These ordinary shares are held by Wang Investment LLC, the interest of which is 99% owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee and Dr. Wang is the Settlor.

(11)
These ordinary shares are held by Dr. Wang’s spouse, in which Dr. Wang is deemed to be interested for the purposes of the SFO.

(12)
Includes Mr. Chen’s entitlement to receive up to 460,340 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options.

(13)
Includes (1) 3,497,678 ordinary shares held by Mr. Glazer; and (2) Mr. Glazer’s entitlement to receive up to 327,418 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options.

(14)
Includes (1) 9,282 ordinary shares held by Mr. Goller; and (2) Mr. Goller’s entitlement to receive up to 327,418 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options.

(15)
Includes Mr. Hooper is entitled to receive up to 67,353 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options.

(16)
Includes (1) 9,282 ordinary shares held by Mr. Krishana and (2) Mr. Krishana’s entitlement to receive up to 327,418 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options.

(17)
Includes (1) 399,282 ordinary shares held by Mr. Malley and (2) Mr. Malley’s entitlement to receive up to 850,166 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options.

(18)
Dr. Sanders is entitled to receive up to 27,482 ordinary shares pursuant to the exercise of options granted to her, subject to the conditions (including vesting conditions) of those options.

(19)
Mr. Su is entitled to receive up to 173,277 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of those options.

(20)
Includes Mr. Yi’s entitlement to receive up to 327,418 ordinary shares pursuant to the exercise of options granted to him, subject to the conditions (including vesting conditions) of these options.

Except as disclosed above, as at the Latest Practicable Date, none of the directors and chief executive of the Company had any interests or short positions in any ordinary shares, underlying ordinary shares and debentures of the Company or any of its associated corporations (within the meaning of Part XV of the SFO) which were required (a) to be notified to the Company and the HKEx pursuant to Divisions 7 and 8 of Part XV of the SFO; or (b) pursuant to section 352 of the SFO, to be entered in the register referred to therein; or (c) pursuant to the Model Code to be notified to the Company and the HKEx.

Substantial Shareholders
As of the Latest Practicable Date, so far as the directors are aware, the following persons (other than the directors or chief executive of the Company) have an interest or short position in the shares or underlying shares which are required to be disclosed to the Company and the HKEx under the provisions of Divisions 2 and 3 of Part XV of the SFO, as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules may differ from those of the SEC.
Name of Shareholder	Capacity/Nature of Interest	Number of Shares/Underlying Shares	Approximate Percentage of Holding(1)
Amgen Inc.	Beneficial owner	240,816,849	20.36%
Julian C. Baker(2)	Beneficial owner/Interest in controlled corporations/Person having a security interest in shares	174,056,354	14.71%
Felix J. Baker(2)	Beneficial owner/Interest in controlled corporations/Person having a security interest in shares	174,056,354	14.71%
Baker Bros. Advisors (GP) LLC(2)	Investment manager/Other	173,594,207	14.68%
Baker Bros. Advisors LP(2)	Investment manager/Other	158,919,261	13.43%
Baker Brothers Life Sciences Capital, L.P.(2)	Interest in controlled corporations/Other	159,235,478	13.46%
Gaoling Fund, L.P.(3)	Beneficial owner	129,433,059	10.94%
Hillhouse Capital Advisors, Ltd.(3)	Investment manager	133,587,655	11.29%
The Capital Group Companies, Inc.(4)	Interest in controlled corporations	100,858,645	8.53%
Fidelity Management & Research Company(5)	Interest in controlled corporations	76,202,408	6.44%
FMR Co., Inc.(5)	Beneficial owner/Interest in controlled corporations	71,180,714	6.02%
FMR LLC(5)	Interest in controlled corporations	69,781,300	5.90%
JPMorgan Chase & Co.(6)	Interest in controlled corporations	3,125,384	0.26%
		3,681,916(S)	0.31%(S)
	Investment manager	901,856	0.08%
	Person having a security interest in shares	600,863	0.05%
	Trustee	23,582	0.002%
	Approved lending agent	78,286,391	6.62%

Notes:
Unless otherwise, the shares are long position. (S) denotes short position.
(1)
The calculation is based on the total number of 1,182,916,659 ordinary shares in issue as at the Latest Practicable Date, which included ordinary shares issued to the Depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that it has ADSs readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

(2)
Julian C. Baker and Felix J. Baker are the managing members of Baker Bros. Advisors (GP) LLC. Baker Bros. Advisors (GP) LLC is the sole general partner of Baker Bros. Advisors LP, which is the investment advisor with sole voting and investment power to 667, L.P. and Baker Brothers Life Sciences, L.P. Also, Baker Brothers Life Sciences Capital, L.P. is the general partner of Baker Brothers Life

Sciences, L.P. For the purposes of the SFO, Julian C. Baker, Felix J. Baker, Baker Bros. Advisors (GP) LLC and Baker Bros. Advisors LP are deemed to be interested in the 14,358,729 ordinary shares held by 667, L.P. and the 158,562,078 ordinary shares held by Baker Brothers Life Sciences, L.P. Each of Julian C. Baker and Felix J. Baker further holds 311,143 ordinary shares, and 151,004 ordinary shares through FBB3 LLC, a controlled corporation.
(3)
(i) 129,433,059 ordinary shares are held by Gaoling Fund, L.P.; (ii) 57,701,046 ordinary shares are held by YHG Investment, L.P.; and (iii) 13,447,603 ordinary shares are held by Hillhouse BGN Holdings Limited. Hillhouse Capital Advisors, Ltd. acts as the sole general partner of YHG Investment, L.P. and the sole management company of Gaoling Fund, L.P.. Hillhouse Capital Management, Ltd. is the sole management company of Hillhouse Fund II, L.P., which owns Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Capital Advisors, Ltd. is deemed to be interested in the 129,433,059 ordinary shares held by Gaoling Fund, L.P., the 57,701,046 ordinary shares held by YHG Investment, L.P. and Hillhouse Capital Management, Ltd. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited. Under the SFO, Hillhouse Fund II, L.P. is deemed to be interested in the 13,447,603 ordinary shares held by Hillhouse BGN Holdings Limited.

(4)
(i) 16,997,917 ordinary shares are held by Capital International, Inc.; (ii) 658,723 ordinary shares held by Capital International Limited; (iii) 2,206,261 ordinary shares are held by Capital International Sarl; (iv) 78,941,393 ordinary shares are held by Capital Research and Management Company; and (v) 2,054,351 ordinary shares are held by Capital Bank and Trust Company.

Capital Group International, Inc. is wholly owned by Capital Research and Management Company. Capital International, Inc., Capital International Limited and Capital International Sarl are wholly owned by Capital Group International, Inc. Capital Bank and Trust Company is wholly owned by The Capital Group Companies, Inc. For the purposes of the SFO, Capital Research and Management Company and Capital Group International, Inc. are deemed to be interested in the 19,862,901 ordinary shares held by Capital International, Inc., Capital International Limited and Capital International Sarl, and The Capital Group Companies, Inc. is deemed to be interested in the 2,054,351 ordinary shares held by Capital Bank and Trust Company.
Capital Research and Management Company is wholly owned by The Capital Group Companies Inc. For the purposes of the SFO, The Capital Group Companies Inc. is deemed to be interested in the 98,804,294 ordinary shares held by Capital Research and Management Company directly and indirectly.
(5)
Members of the Johnson family including Abigail P. Johnson, are the predominant owners, directly or through trusts, of series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares.

Fidelity Management & Research Company is interested in 76,202,408 ordinary shares, of which 69,720,508 are physically settled listed derivatives. FMR Co., Inc. is interested in 71,180,714 ordinary shares, of which 66,563,614 are physically settled listed derivatives and indirectly interested in 12,048,805 ordinary shares. Fidelity Management & Research Company is wholly owned by FMR LLC. FMR LLC is interested in 69,781,300 ordinary shares, of which 68,687,055 are ordinary shares physically settled listed derivatives.
(6)
According to the shareholding disclosures notice regarding the relevant event dated August 26, 2020 submitted by JPMorgan Chase & Co. to HKEx, an aggregated 82,938,085 shares (long position), 3,681,916 shares (short position) and 78,286,391shares (lending pool) of the Company are held by JPMorgan Chase & Co. indirectly through its certain subsidiaries. Among them, 1,730 shares (short position) are cash settled listed derivatives, and 2,176 shares (long position) and 449,267 (short position) are cash settled unlisted derivatives.

Except as disclosed above, according to the register kept by the Company under Section 336 of the SFO, there was no other person who had a substantial interest or short position in the ordinary shares or underlying ordinary shares as at the Latest Practicable Date.

DIRECTORS’ SERVICE CONTRACTS
Mr. John V. Oyler and the Company and certain of our subsidiaries entered into employment agreements on April 25, 2017, pursuant to which Mr. Oyler serves as our Chief Executive Officer. Mr. Oyler currently receives a base salary of US$700,000, which is subject to review and adjustment in accordance with the Company’s policy. Mr. Oyler’s base salary is allocated between the Company and certain of our subsidiaries. Mr. Oyler is eligible for an annual cash merit bonus, with a current target level of 65% of his base salary, based on performance as recommended by the Compensation Committee and determined by the Board of Directors. Mr. Oyler’s employment agreements also provide for certain transportation and international travel benefits and tax preparation and equalization payments. His employment agreements have an initial three-year term and automatically renew for additional one-year terms unless either party provides written notice of nonrenewal. Mr. Oyler’s employment can be terminated by the Company at any time. Mr. Oyler may resign upon 60 days advance notice; so long as his resignation is not due to his employment with a competing business, he may receive payment in lieu of notice. Upon termination of Mr. Oyler’s employment for any reason, we will pay (i) accrued but unpaid base salary during the final payroll period of employment; (ii) unpaid vacation time; (iii) unpaid annual bonus from the previous calendar year; and (iv) any business expenses incurred, documented and substantiated but not yet reimbursed (collectively, the “Final Compensation”). If Mr. Oyler’s employment is terminated by us other than for “cause” (as defined in his employment agreements) or if Mr. Oyler terminates his employment for “good reason” (as defined in his employment agreements), Mr. Oyler is entitled to (i) the Final Compensation, (ii) a lump sum equal to the base salary divided by 12, then multiplied by the Severance Period (as defined below), (iii) the post-termination bonus calculated based on the target bonus for the year and the number of days passed through the date of termination, (iv) a US$20,000 one-time bonus and (v) acceleration by 20 months of the vesting of his initial equity award in 2015 and all of his awards granted commencing in 2017, when he signed his employment agreement (the “accelerated awards”). The “Severance Period” is 20 months; provided that if Mr. Oyler’s employment is terminated without cause or for good reason during the initial three-year term, the Severance Period will be the greater of 20 months or the number of the months remaining in the initial three-year term; provided further that if Mr. Oyler’s employment terminates during the 12-month period following a “change in control” (as defined in his employment agreements), then the Severance Period will be 24 months. His employment agreement provides that unvested portion of his accelerated awards will immediately vest upon a “change in control.” Mr. Oyler’s employment agreements also prohibit Mr. Oyler from engaging in certain competitive and solicitation activities during his employment and for 18 months after the termination of his employment.
Except as disclosed above, as at the Latest Practicable Date, none of the directors had entered, or was proposing to enter, into any service contract with the Company which is not determinable within one year without payment of compensation other than statutory compensation.
COMPETING INTERESTS
As at the Latest Practicable Date, none of the directors or their respective associate is or was interested in any business apart from the Company’s business that competes or competed or is or was likely to compete, either directly or indirectly, with the Company’s business.
From time to time our non-executive directors may serve on the boards of both private and public companies within the broader healthcare and biotechnology industries, including companies whose products may directly or indirectly compete with ours. However, as these non-executive directors are neither our controlling shareholders nor members of our executive management team, we do not believe that their interests in such companies as directors would render us incapable of carrying on our business independently from the other companies in which they may hold directorships from time to time.
DIRECTORS’ INTERESTS IN CONTRACTS OR ARRANGEMENTS
Except as disclosed in the sections headed “Directors’ Service Contracts”, “Connected Transaction”, “Related Party Transaction” and Note 29 to the consolidated financial statements contained in the Company’s 2019 Annual Report filed with the HKEx, as at the Latest Practicable Date, there is no contract or arrangement subsisting in which any of the directors is materially interested and which is significant in relation to the business of the Company.

DIRECTORS’ INTERESTS IN ASSETS
None of the directors had any direct or indirect interest in any assets which had been acquired or disposed of or leased to the Company or proposed to be so acquired, disposed of or leased since December 31, 2019, being the date to which the latest published audited accounts of the Company were made, and up through the Latest Practicable Date.
EXPERT AND CONSENT
The following is the qualification of the expert who has given opinions or advice which are contained in this Proxy Statement.
Name	Qualification
Anglo Chinese Corporate Finance, Limited	A corporation licensed to conduct Type 1 (dealing in securities), Type 4 (advising on securities), Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the SFO
Anglo Chinese Corporate Finance, Limited has given and has not withdrawn its written consent to the issue of this Proxy Statement with the inclusion herein of its letter and report (as the case may be) and references to its names, in the form and context in which it appears.
As at the Latest Practicable Date. Anglo Chinese Corporate Finance, Limited:
(a)
did not have any shareholding in the Company or any right (whether legally enforceable or not) to subscribe for or to nominate persons to subscribe for any ordinary shares, convertible securities, warrants, options or derivatives which carry voting rights in the Company; or

(b)
did not have any interest, either directly or indirectly, in any assets which have been, since the date to which the latest published audited financial statements of the Company were made (i.e. December 31, 2019), acquired or disposed of by or leased to or are proposed to be acquired or disposed of by or leased to the Company.

MATERIAL ADVERSE CHANGE
As at the Latest Practicable Date. the directors were not aware of any circumstances or events that may give rise to a material adverse change in the financial or trading position of the Company since December 31, 2019, being the date of which the latest audited financial statements of the Company were made.
DOCUMENTS AVAILABLE FOR INSPECTION
Copies of the below documents will be available for inspection during normal business hours at 42/F, Edinburgh Tower, The Landmark, 15 Queen’s Road, Central, Hong Kong for 14 days from the date of this Proxy Statement:
(a)
the Share Purchase Agreement;

(b)
the Amendment No. 1 to the Share Purchase Agreement;

(c)
the Restated Second Amendment;

(d)
the Second Amendment;

(e)
a letter of recommendation from the Independent Board Committee, the text of which is set out on page 11 of this Proxy Statement;

(f)
a letter of advice from the Independent Financial Adviser, the text of which is set out on pages 12 to 25 of this Proxy Statement;

(g)
the written consent from Anglo Chinese Corporate Finance, Limited referred to in paragraph 6 of this section of this Proxy Statement; and

(h)
the employment agreement between the Company and Mr. John V. Oyler dated April 25, 2017.

MISCELLANEOUS
The English text of this Proxy Statement and the accompanying form of proxy shall prevail over their respective Chinese text.

DELIVERY OF PROXY MATERIALS
Copies of this Proxy Statement are available from the Company without charge upon written request of a shareholder. Copies of this Proxy Statement are also available online through the SEC at www.sec.gov, the HKEx at www.hkexnews.hk and on our website at www.beigene.com under “Investors — NASDAQ investors” and “— HKEX investors.” The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement, by delivering a single set of proxy materials to an address shared by two or more Company shareholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder at a shared address to which a single copy of the proxy materials was delivered. If you hold ordinary shares as a record shareholder and prefer to receive separate copies of proxy materials either now or in the future, please contact the Company’s investor relations department at BeiGene, Ltd., c/o BeiGene USA, Inc., 55 Cambridge Parkway, Suite 700W, Cambridge, MA 02142. If you hold ordinary shares in the form of ADSs through the Depositary or hold ordinary shares through a brokerage firm or bank and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.
EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN
AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.

Cayman Islands Company No. 247127
BEIGENE, LTD.
(Stock Code: NASDAQ:BGNE HKEX:06160)
(the “Company”)

FORM OF PROXY
I/We
Please Print Name(s)
of
Please Print Address(es)
being (a) shareholder(s) of the Company, hereby appoint the Chairman of the meeting or of
Please Print Name	Please Print Address
as my/our proxy to vote all of my/our ordinary shares or            ordinary shares for me/us and on my/our behalf at the extraordinary general meeting of the shareholders of the Company (the “EGM”) to be held on November 20, 2020 at 8:30 a.m. local time, at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands and at any adjournment of the EGM.
The Board of Directors of the Company (the “Board of Directors”) recommends a vote FOR resolution 1.
My/Our proxy is instructed to vote on the resolution specified below:
	For	Against	Abstain
Resolution 1 — Ordinary Resolution
THAT the grant of an option to acquire shares to Amgen Inc. (“Amgen”) to allow Amgen to subscribe for additional shares under a specific mandate in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of the Company’s outstanding share capital, up to an aggregate of 75,000,000 ordinary shares during the option term, pursuant to the terms of the Restated Amendment No. 2 dated September 24, 2020 to the Share Purchase Agreement dated October 31, 2019, as amended, by and between the Company and Amgen be and is hereby approved.	☐	☐	☐
Please tick to indicate your voting preference. This proxy, when properly executed, will be voted in the manner directed herein. If you do not complete this section, your proxy will: (i) vote in the manner recommended by the Board of Directors on the above matters presented in the proxy statement (the “Proxy Statement”) dated on or about October 9, 2020 provided with this form of proxy; and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the EGM.
Signed:	Date: , 2020
Name:

NOTES
1.
This proxy is solicited by the Board of Directors.   A proxy need not be a shareholder of the Company. A member may appoint a proxy of his/her own choice. If you wish to appoint someone else, please delete the words “the Chairman of the meeting” and insert the name of the person whom you wish to appoint in the space provided. The Chairman of the meeting will act as your proxy, whether or not such deletion is made, if no other name is inserted. If you wish to vote less than all of the ordinary shares held by you, please delete the words “all of my/our ordinary shares” and insert the number of the ordinary shares that you wish to vote. If you wish to use less than all your votes, or to cast some of your votes “FOR” and some of your votes “AGAINST” a particular resolution and some of your votes “ABSTAIN” from voting on a particular resolution, you must write the number of votes in the relevant box(es).

2.
If this form is returned without an indication as to how the proxy shall vote, the proxy will (i) vote in the manner recommended by the Board of Directors on the above matters presented in the Proxy Statement and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the EGM.

3.
If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution. Abstentions will be counted for the purpose of determining the presence or absence of a quorum.

4.
This form of proxy is for use by shareholders only. If the appointor is a corporate entity this form of proxy must either be under its seal or under the hand of an officer or attorney duly authorized for that purpose.

5.
To be valid, this form must be properly executed, dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) as follows:

a.
Persons who hold our ordinary shares directly on our Cayman Islands register of members at 5:00 p.m. Hong Kong Time / 4:00 a.m. Cayman Islands Time on September 10, 2020 (the “Record Date”) must return a form of proxy (i) by mail or by hand to the offices of our registrar in the Cayman Islands (the “Cayman Registrar”): Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (ii) by email at BeiGene@mourant.com

b.
Persons who hold our ordinary shares directly on our Hong Kong register of members on the Record Date must return a form of proxy by mail or by hand to the offices of our registrar in Hong Kong (the “HK Registrar”): Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong

so as to be received before 4:00 a.m. Cayman Islands Time / 5:00 p.m. Hong Kong Time on November 17, 2020.
6.
Any alterations made to this form must be initialed by you.

7.
You may revoke a previously submitted proxy by (i) re-submitting this form of proxy by mail or email or by hand before 4:00 a.m. Cayman Islands Time / 5:00 p.m. Hong Kong Time on November 17, 2020 or (ii) attending the EGM and voting in person. Any written notice of revocation or subsequent form of proxy must be received by the Cayman Registrar or the HK Registrar, as applicable, prior to 4:00 a.m. Cayman Islands Time / 5:00 p.m. Hong Kong Time on November 17, 2020. Such written notice of revocation or subsequent form of proxy should be sent to the Cayman Registrar or the Hong Kong Registrar, as applicable, by mail or email or by hand.

8.
The completion and return of this form will not prevent you from attending the EGM and voting in person should you so wish, although attendance at the EGM will not in and of itself revoke this proxy.

9.
In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).
10.
In the event that it is not possible or advisable for you to travel to the Cayman Islands to attend the EGM in person due to the COVID-19 pandemic, you must vote your shares prior to the EGM by returning an executed form of proxy as described above. Additionally, you may revoke a previously submitted form of proxy at any time by re-submitting this form of proxy by mail or email or by hand before 4:00 a.m. Cayman Islands Time / 5:00 p.m. Hong Kong Time on November 17, 2020.

PERSONAL INFORMATION COLLECTION STATEMENT
Your supply of your and your proxy’s (or proxies’) name(s) and address(es) is on a voluntary basis for the purpose of processing your request for the appointment of a proxy (or proxies) and your voting instructions for the EGM of the Company (the “Purposes”). We may transfer your and your proxy’s (or proxies’) name(s) and address(es) to our agent, contractor, or third party service provider who provides administrative, computer and other services to us for use in connection with the Purposes and to such parties who are authorized by law to request the information or are otherwise relevant for the Purposes and need to receive the information. Your and your proxy’s (or proxies’) name(s) and address(es) will be retained for such period as may be necessary to fulfil the Purposes. Request for access to and/or correction of the relevant personal data can be made in accordance with the provisions of the Personal Data (Privacy) Ordinance and any such request should be in writing by mail to Computershare Hong Kong Investor Services Limited at the above address.